As filed with the Securities and Exchange Commission on November 9, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/

Pre-Effective Amendment No.      //

Post-Effective Amendment No.      //

(Check appropriate box or boxes)

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

Exact Name of Registrant as Specified in Charter

100 East Pratt Street, Baltimore, Maryland 21202
Address of Principal Executive Offices

410-345-2000
Registrant’s Telephone Number, Including Area Code

David Oestreicher

100 East Pratt Street, Baltimore, Maryland 21202
Name and Address of Agent for Service

Title of Securities Being Registered: Shares of common stocks (par value $0.0001 per share) of the Registrant.

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no filing fee is payable herewith in reliance upon Section 24(f).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

T. Rowe Price Growth & Income Fund

January 4, 2021

Dear Shareholder:

We cordially invite you to attend a special meeting of shareholders of the T. Rowe Price Growth & Income Fund (“Growth & Income Fund”) on Friday, February 26, 2021. The meeting will be conducted as a virtual meeting hosted by means of a live webcast. The Growth & Income Fund’s Board of Directors (the “Board”) has implemented a virtual meeting format primarily to reflect our and global concerns regarding the spread of COVID-19. Shareholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.

You or your proxyholder will be able to attend the meeting online, vote and submit questions by visiting www.meetingcenter.io/286036125 and using a control number assigned by Computershare Fund Services, the proxy tabulator for the meeting. To register and receive access to the virtual meeting, you will need to follow the instructions provided in the Notice of Special Meeting of Shareholders and combined proxy statement and prospectus that follow.

The purpose of the meeting is to vote on a proposed transaction pursuant to which your fund will be reorganized into the T. Rowe Price U.S. Large-Cap Core Fund (“U.S. Large-Cap Core Fund” or the “Acquiring Fund”). The transaction was approved and recommended by your fund’s Board. Under the proposed reorganization of the Growth & Income Fund into the U.S. Large-Cap Core Fund, you would become a shareholder of the U.S. Large-Cap Core Fund. Shareholders who currently own shares of Growth & Income Fund’s Investor Class and I Class will become shareholders of U.S. Large-Cap Core Fund’s Investor Class and I Class, respectively. The value of your account in the U.S. Large-Cap Core Fund will be the same as it was in the Growth & Income Fund on the date of the transaction, which is expected to be on or around Monday, March 8, 2021. The reasons the Board is recommending this transaction are briefly summarized below. The accompanying combined proxy statement and prospectus contain detailed information on the transaction and comparisons of the funds. We ask you to read the enclosed information carefully and to submit your vote.

T. Rowe Price serves as investment adviser to both Funds. The U.S. Large-Cap Core Fund and the Growth & Income Fund offer similar investment objectives and investment programs. Both funds are classified as large-cap core funds by both Lipper and Morningstar and their portfolios consist of substantially similar holdings. Due to the inclusion of the terms “U.S.” and “large-cap,” in the Acquiring Fund’s name, it has a policy requiring it to normally invest at least 80% of its net assets (including any borrowings for investment purposes) in the stocks of large-cap U.S. companies. Although the Growth & Income Fund was not required under relevant Securities and Exchange Commission (“SEC”) rules to adopt a similar policy, both funds currently have most of their assets in the stocks of large-cap U.S. companies. The primary difference between the funds is that the Acquiring Fund is offered in multiple share classes, including an Investor Class, I Class, Advisor Class, and Z Class, each of which is available to a variety of investors and has a different investment minimum while the Growth & Income Fund is only offered in an Investor Class and I Class. In addition, the Growth & Income Fund declares and pays any dividends quarterly in March, June, September, and December while the Acquiring Fund declares and pays dividends or capital gains annually, usually in December. The combined fund will continue to follow the dividend and capital gain schedule as the Acquiring Fund.

Growth & Income Fund—Investor Class shareholders will also benefit from the anticipated lower net expense ratio for U.S. Large-Cap Core Fund’s Investor Class. Once the assets of the two funds are combined, the net expense ratio of the U.S. Large-Cap Core Fund’s Investor Class is estimated to be approximately 0.64% of the combined fund’s Investor Class’ average daily net assets (estimated as of June 30, 2020, and including the effect of the expense limitation agreement that will be in place through at least April 30, 2023), which is lower than the Growth & Income Fund—Investor Class’ net expense ratio of 0.65%, as of June 30, 2020. With respect to the I Class, once the two funds are combined, the net expense ratio of the U.S. Large-Cap Core Fund—I Class is expected to be 0.55%, which is the same as the net expense ratio of the Growth & Income Fund—I Class, each estimated as of June 30, 2020.

If the transaction is approved at the shareholder meeting, your Investor Class or I Class shares of the Growth & Income Fund will automatically be converted, on or around Monday, March 8, 2021, to Investor Class and I Class shares of the U.S. Large-Cap Core Fund, respectively, of equal value. Please note that the reorganization is not a taxable event but redeeming or exchanging your shares prior to the reorganization may be a taxable event depending on your individual tax situation. The cost basis and holding periods of the Growth & Income Fund shares will carry over to the Investor Class shares of the U.S. Large-Cap Core Fund that you will receive in connection with the transaction.

Whether or not you plan to be present at the virtual meeting, your vote is very important. If you do not plan to be present at the virtual meeting, you can vote by signing, dating and returning the enclosed proxy card promptly or by using the Internet or telephone voting options as described on your proxy card. By voting promptly, you can help the funds avoid the expense of additional mailings.

If you have questions, please call one of our service representatives at 1-800-638-8790. Your participation in this vote is extremely important.

Sincerely,

Robert W. Sharps
Head of Investments

T. Rowe Price Growth & Income Fund

(a series of T. Rowe Price Growth & Income Fund, Inc.)

Notice of Special Meeting of Shareholders

T. Rowe Price Funds
100 East Pratt Street
Baltimore, Maryland 21202

Fran Pollack-Matz
Secretary

January 4, 2021

Notice is hereby given that a special meeting of shareholders (the “Shareholder Meeting”) of the T. Rowe Price Growth & Income Fund (the “Growth & Income Fund”), a series of T. Rowe Price Growth & Income Fund, Inc., will be held virtually on Friday, February 26, 2021, at 8:00 a.m., Eastern time, by means of a live webcast.

The following matters will be considered and acted upon at that time:

1. A proposal to approve an Agreement and Plan of Reorganization (“Plan”) relating to the proposed reorganization of the Growth & Income Fund into the T. Rowe Price U.S. Large-Cap Core Fund (the “U.S. Large-Cap Core Fund”), a series of T. Rowe Price U.S. Large-Cap Core Fund, Inc. The Plan provides for the transfer of substantially all of the assets and liabilities of the Investor Class and I Class of the Growth & Income Fund to the U.S. Large-Cap Core Fund in exchange for Investor Class and I Class shares (respectively) of the U.S. Large-Cap Core Fund, and the distribution of the Investor Class and I Class shares of the U.S. Large-Cap Core Fund to the shareholders of the Growth & Income Fund’s Investor Class and I Class, respectively, in liquidation of the Growth & Income Fund; and

2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

You will be able to attend the Shareholder Meeting online, submit your questions during the Shareholder Meeting and vote your shares electronically at the meeting by going to www.meetingcenter.io/286036125 and entering your control number, which is included on the enclosed proxy card. The password to attend the Shareholder Meeting is TRGI2021.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual Shareholder Meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare Fund Services, the proxy tabulator for the Shareholder Meeting

(“Computershare”). Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, on February 25, 2021. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Shareholder Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

The Shareholder Meeting webcast will begin promptly at 8:00 a.m., Eastern time. We encourage you to access the Shareholder Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Shareholder Meeting, please see the instructions under the heading SUMMARY beginning on page 1 of the combined proxy statement and prospectus that follows. Because the Shareholder Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.

Only shareholders of record at the close of business on Monday, November 30, 2020 are entitled to notice of, and to vote at, this Shareholder Meeting or any adjournment or postponement thereof. The Board of Directors of the Growth & Income Fund recommends that you vote in favor of the proposal.

Fran Pollack-Matz

Secretary

YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matters to be acted upon by using one of the following four methods:

1. Vote online.*

• Read the combined proxy statement and prospectus.

• Go to the Internet voting site found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the instructions using your proxy card as a guide.

2. Vote by telephone.*

• Read the combined proxy statement and prospectus.

• Call the toll-free number found on your proxy card.

• Enter the control number found on your proxy card.

• Follow the recorded instructions using your proxy card as a guide.

3. Vote by mail.

• Read the combined proxy statement and prospectus.

• Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

4. Attend the virtual Shareholder Meeting.

• Read the combined proxy statement and prospectus.

• Vote your shares electronically during the live webcast virtual Shareholder Meeting by going to www.meetingcenter.io/286036125 and entering your control number, which is included on the enclosed proxy card.

• The password to attend the Shareholder Meeting is TRGI2021.

*If you vote online or by telephone, your vote must be received no later than 7:59 a.m. on Friday, February 26, 2021. If you vote by mail, your vote must be received at the address referenced on the proxy card on or before Thursday, February 25, 2021.

Your prompt response will help to achieve a quorum at the Shareholder Meeting and avoid the potential for additional expenses to the Growth & Income Fund and its shareholders of further solicitation.

The information in this combined Proxy Statement and Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This combined Proxy Statement and Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Transfer of the Assets of the

T. ROWE PRICE GROWTH & INCOME FUND

(a series of T. Rowe Price Growth & Income Fund, Inc.)

By and in Exchange for Investor Class and I Class Shares of the

T. ROWE PRICE U.S. LARGE-CAP CORE FUND

(a series of T. Rowe Price Growth & Income Fund, Inc.)

100 East Pratt Street

Baltimore, MD 21202

Special Meeting of Shareholders—February 26, 2021

COMBINED PROXY STATEMENT AND PROSPECTUS

January 4, 2021

This Combined Proxy Statement and Prospectus (“Statement”) will be first transmitted to shareholders on or about January 4, 2021.

This Statement is being furnished to shareholders of the T. Rowe Price Growth & Income Fund (the “Growth & Income Fund” or the “Acquired Fund”), a series of T. Rowe Price Growth & Income Fund, Inc., for use at a special meeting of shareholders of the Growth & Income Fund to be held virtually on Friday, February 26, 2021 at 8:00 am, Eastern time (the “Shareholder Meeting”). At the Shareholder Meeting, shareholders of the Growth & Income Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) relating to the proposed reorganization (the “Reorganization”) of the Growth & Income Fund into the T. Rowe Price U.S. Large-Cap Core Fund (the “U.S. Large-Cap Core Fund” or the “Acquiring Fund”).

The Plan provides for the transfer of substantially all of the assets and liabilities of the Growth & Income Fund to the U.S. Large-Cap Core Fund (each, a “Fund” and together, the “Funds”), in exchange for Investor Class and I Class shares of the U.S. Large-Cap Core Fund. Following the transfer, the U.S. Large-Cap Core Fund—Investor Class and I Class shares received in the exchange will be distributed to Growth & Income Fund—Investor and I Class shareholders in complete liquidation of the

Growth & Income Fund. Shareholders of the Growth & Income Fund—Investor Class will receive U.S. Large-Cap Core Fund—Investor Class shares, and shareholders of the Growth & Income Fund—I Class will receive U.S. Large-Cap Core Fund—I Class shares, each having an aggregate net asset value equal to the aggregate net asset value of their Growth & Income Fund Investor Class or I Class shares on the business day immediately preceding the closing date of the Reorganization.

If the transaction is approved by shareholders, you will become a shareholder of the U.S. Large-Cap Core Fund’s Investor Class or I Class (as applicable) and the value of the share balance in your account will be the same as it was in the Growth & Income Fund on the business day preceding the day of the Reorganization.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as investment adviser to both Funds. The Funds have similar investment objectives and investment programs, although the Funds have a different dividend and capital gains schedule. While Growth & Income declares and pays any dividends quarterly in March, June, September, and December, the Acquiring Fund declares and pays dividends or capital gains annually, usually in December. The combined fund will continue to follow the dividend and capital gain schedule as the Acquiring Fund. See “What are the Funds’ policies on dividends and distributions?”

This Statement concisely sets forth the information you should know about the U.S. Large-Cap Core Fund and its classes and the Plan. Please read this Statement and keep it for future reference. It is both a proxy statement for the Growth & Income Fund and a prospectus for the U.S. Large-Cap Core Fund.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Statement by reference:

• The Statement of Additional Information dated January 4, 2021 relating to the Reorganization (“SAI”)

• The prospectus of the Growth & Income Fund dated May 1, 2020, as supplemented to date

• The prospectus of the U.S. Large-Cap Core Fund dated May 1, 2020, as supplemented to date

• The Statement of Additional Information of the Growth & Income Fund dated October 28, 2020

• The Statement of Additional Information of the U.S. Large-Cap Core Fund dated October 28, 2020

• The annual shareholder report of the Growth & Income Fund dated December 31, 2019

• The semiannual shareholder report of the Growth & Income Fund dated June 30, 2020

• The annual shareholder report of the U.S. Large-Cap Core Fund dated December 31, 2019

• The semiannual shareholder report of the U.S. Large-Cap Core Fund dated June 30, 2020

Each Fund’s prospectus includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully. Each Statement of Additional Information, which contains additional detailed information about the relevant Fund, is not a prospectus but should be read in conjunction with the prospectus.

The shareholder reports contain information about Fund investments, including a review of market conditions and the portfolio manager’s recent investment strategies and their impact on performance. Copies of each prospectus, annual and semiannual shareholder reports, Statements of Additional Information for both the Growth & Income Fund and U.S. Large-Cap Core Fund and the SAI are all available at no cost by calling 1-800-225-5132; by writing to T. Rowe Price Associates, Inc. (“T. Rowe Price”), Three Financial Center, 4515 Painters Mill Road, Owings Mills, Maryland 21117; or by visiting our website at troweprice.com. All of the above-referenced documents are also on file with the SEC and available through its website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than what is in this Statement or in the materials expressly incorporated herein by reference. Any such other information or representation should not be relied upon as having been authorized by the Growth & Income Fund or U.S. Large-Cap Core Fund.

SUMMARY

The information contained in this summary is qualified by reference to the more detailed information appearing elsewhere in this Statement, and in the Plan, a form of which is included as Exhibit A to this Statement.

What are shareholders being asked to vote on?

At a meeting held on October 26, 2020, the Boards of Directors of the Funds (each, a “Board” and together, the “Boards”), including a majority of the independent directors, approved the proposed reorganization of the Growth & Income Fund into the U.S. Large-Cap Core Fund and the submission of the Plan to shareholders. The Plan provides for the transfer of substantially all the assets and liabilities of the Growth & Income Fund to the U.S. Large-Cap Core Fund in exchange for Investor Class and I Class shares of the U.S. Large-Cap Core Fund. Following the transfer, the Investor Class and I Class shares of the U.S. Large-Cap Core Fund received in the exchange will be distributed to shareholders of the Growth & Income Fund Investor Class or I Class, respectively, in complete liquidation of the Growth & Income Fund. As a result of the proposed transaction: (1) you will cease being a shareholder of the Growth & Income Fund; (2) instead you will become an owner of Investor Class or I Class shares of the U.S. Large-Cap Core Fund (as applicable); and (3) the value of your account in the U.S. Large-Cap Core Fund will equal the value of your account in the Growth & Income Fund as of the close of the business day immediately preceding the closing date of the transaction.

How can shareholders access the virtual Shareholder Meeting?

The Shareholder Meeting will be a virtual meeting conducted exclusively via live webcast starting at 8:00 a.m. Eastern time on Friday, February 26, 2021. You will be able to attend the Shareholder Meeting online, submit your questions during the Shareholder Meeting and vote your shares electronically at the Shareholder Meeting by going to www.meetingcenter.io/286036125 and entering your control number, which is included on the proxy card that you received. The password to attend the Shareholder Meeting is TRGI2021.

Because the Shareholder Meeting is completely virtual and being conducted via live webcast, shareholders will not be able to attend the Shareholder Meeting in person.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings along with your name and email address to Computershare Fund Services (“Computershare”). Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, on Thursday, February 25, 2021. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Shareholder Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

In light of the rapidly changing developments related to COVID-19, we are pleased to offer our shareholders a completely virtual Shareholder Meeting, which provides worldwide access and communication, while protecting the health and safety of our shareholders, directors, management and other stakeholders. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will reserve time at the end of the Shareholder Meeting (prior to the final vote tabulation) to answer as many shareholder-submitted questions as time permits; however, we reserve the right to exclude questions that are not pertinent to Shareholder Meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

Can I access the Shareholder Meeting without a control number?

The Shareholder Meeting will be accessible to shareholders without a control number; however, only those with a control number will be able to vote during the Shareholder Meeting and ask questions.

Your control number is included on the enclosed proxy card. If you are unable to locate your control number, please contact Computershare by emailing shareholdermeetings@computershare.com. Any requests for a control number must be received no later than 5:00 p.m., Eastern time, on Tuesday, February 23, 2021.

What vote is required to approve the Plan?

Approval of the Plan requires an affirmative vote of the lesser of: (a) 67% or more of the Growth & Income Fund’s shares represented at the Shareholder Meeting if the holders of more than 50% of the outstanding shares are present at the virtual Shareholder Meeting or by proxy; or (b) more than 50% of the Growth & Income Fund’s outstanding shares. The Board recommends that shareholders of the Growth & Income Fund vote FOR the proposal.

Will there be any tax consequences to the Growth & Income Fund or its shareholders?

The Reorganization will be structured to have no adverse tax consequences to the Growth & Income Fund or its shareholders.

The Reorganization is conditioned upon the receipt of an opinion of tax counsel to the Fund that, for federal income tax purposes:

• no gain or loss will be recognized by the Growth & Income Fund, the U.S. Large-Cap Core Fund, or their respective shareholders as a result of the Reorganization;

• the holding period and adjusted basis of the U.S. Large-Cap Core Fund shares received by a shareholder will have the same holding period and adjusted basis of the shareholder’s shares of the Growth & Income Fund; and

• the U.S. Large-Cap Core Fund will assume the holding period and adjusted basis of each asset (with certain exceptions) of the Growth & Income Fund that is transferred to the U.S. Large-Cap Core Fund that the asset had immediately prior to the Reorganization. See “Information About the Reorganization—Tax Considerations” for more information.

It is anticipated that substantially all of the Growth & Income Fund’s portfolio holdings will transfer to the Acquiring Fund as part of the Reorganization.

It is expected that shareholders will not recognize a gain or loss for federal income tax purposes as a direct result of the Reorganization. Shareholders will receive, in one or more distributions, all or a portion of which may be taxable, their share of the net investment income and net capital gain realized in the normal course of the Growth & Income Fund’s operations and not previously distributed for taxable years ending on or prior to Monday, March 8, 2021, or such other date as is agreed to by the Growth & Income Fund and the U.S. Large-Cap Core Fund (“Closing Date”). See “Information About the Reorganization—Tax Considerations” for more information.

Who will pay for the Reorganization?

The expenses incurred to execute the Reorganization, including all direct and indirect expenses, will be paid by the Funds and their shareholders since each Reorganization is expected to benefit the Funds. The total estimated expenses associated with the Reorganization are $72,500, which includes costs associated with soliciting shareholders, professional expenses (including legal and auditing fees), and transaction costs (which are expected to be de minimis). Professional fees (legal and audit) will be allocated equally between the Funds, while printing and postage costs will be borne solely by the Growth & Income Fund. The Growth & Income Fund and the U.S. Large-Cap Core Fund are each estimated to pay $57,750 and $14,750, respectively, in connection with the Reorganization. The Funds will pay these expenses whether the Reorganization is approved at the Shareholder Meeting or not. See “Who pays for the costs involved with the proxy?” for more information.

Will I have to pay any sales charge, commission, redemption or other similar fee in connection with the Reorganization?

No, you will not have to pay any sales charge, commission, redemption or other similar fee in connection with the Reorganization. Neither the Acquiring Fund Investor Class nor the I Class impose sales charges, commissions, or redemption fees. However, you may incur brokerage commissions and other charges when buying or selling Investor Class or I Class shares through a financial intermediary.

What if I redeem or exchange my shares before the Reorganization takes place?

If you choose to redeem or exchange your shares before the Reorganization takes place, the transaction will be treated as a normal sale of shares and will be processed according to the Growth & Income Fund’s policies and procedures in effect at the time of the redemption or exchange.

If the Reorganization is not approved at the Shareholder Meeting, will the Growth & Income Fund continue to operate?

Yes, if the Reorganization is not approved at the Shareholder Meeting, the Growth & Income Fund will continue to operate.

What are the investment objectives and principal investment strategies of the Growth & Income Fund and the U.S. Large-Cap Core Fund?

The investment objectives of the Growth & Income Fund and the U.S. Large-Cap Core Fund are relatively similar. The Growth & Income Fund’s investment objective is to seek to long-term capital growth and current income primarily through investments in stocks. The U.S. Large-Cap Core Fund’s investment objective is to seek to provide long-term capital growth.

The Funds have similar investment programs. Both Funds are classified as large-cap core funds by both Lipper and Morningstar and their portfolios consist of substantially similar holdings. Due to the inclusion of the terms “U.S.” and “large-cap,” in the Acquiring Fund’s name, it has a policy requiring it to normally invest at least 80% of its net assets (including any borrowings for investment purposes) in the stocks of large-cap U.S. companies. Although the Growth & Income Fund is not required under relevant SEC rules to adopt a similar policy, both Funds currently have the majority of their assets in stocks of large-cap U.S. companies.

The U.S. Large-Cap Core Fund defines a large-cap company as one whose market cap is larger than the median market cap of companies in the Russell® 1000 Index. As of July 31, 2020, the median market cap of the Russell® 1000 Index was approximately $10.2 billion. The market capitalization of the companies in the U.S. Large-Cap Core Fund’s portfolio and the Russell® 1000 Index changes over time; the U.S. Large-Cap Core Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level.

Both Funds use fundamental, bottom-up research and take a core approach to stock selection, which includes both growth and value styles of investing. Because the Funds have the flexibility to look for stocks with either growth or value characteristics, stocks will be selected that we believe have the most favorable combination of company fundamentals, earnings potential, and valuation. Sector allocations are largely the result of the Funds’ focus on bottom-up stock selection.

In selecting stocks for the Funds, the adviser typically seeks out companies with one or more of the following characteristics:

• experienced and capable management;

• above-average earnings growth, cash flow growth, or profit margins;

• leading or improving market position or proprietary advantages;

• attractive business niche with the potential to sustain earnings momentum even during times of slow economic growth;

• attractive valuation relative to a company’s peers or its own historical norm;

• low stock price relative to a company’s underlying asset values; and/or

• potential to conduct share repurchases.

Through bottom-up fundamental analysis, the Funds seek to identify the most attractively valued large U.S. companies with capital appreciation potential, by placing less emphasis on economic trends, business cycles, or the industry in which the company operates.

In pursuing their investment objectives, the Funds have the discretion to deviate from their normal investment criteria. These situations might arise when the adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the Funds may invest in foreign stocks in keeping with their objective(s).

The Funds may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

What are the principal risks of investing in these two Funds?

The Funds are subject to substantially similar risks. However, the disclosure in each Fund’s current prospectus describing the risk factors varies slightly from the disclosure included below. Below are the risk factors to which both Funds are exposed. These risks are not expected to materially change once the Funds are combined.

As with any fund, there is no guarantee that the Funds will achieve their objective(s). The Funds’ share price fluctuates, which means you could lose money by investing in each Fund. The principal risks of investing in each Fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Large-cap stocks Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Investing style Because the fund may hold stocks with either growth or value characteristics, it could underperform other funds that take a strictly growth or value approach to investing when one style is currently in favor. Growth stocks tend to be more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Foreign investing Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Will the Reorganization result in higher fund expenses?

The Reorganization is not expected to result in higher net expenses. In an effort to ensure that the combined fund’s Investor Class’ net expenses will operate below the Growth & Income Fund’s Investor Class net expenses after the Reorganization, effective March 1, 2021, T. Rowe Price has contractually agreed (through at least April 30, 2023) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the U.S. Large-Cap Core Fund’s ratio of expenses to average daily net assets to exceed 0.64%. The agreement may only be terminated at any time after April 30, 2023, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the class’ expense ratio is below 0.64%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’ current expense limitation.

For comparison, as of June 30, 2020, the gross (and net) expense ratio of the Growth & Income Fund—Investor Class and U.S. Large-Cap Core Fund—Investor Class was 0.65% and 0.75%, respectively, of each class’ average daily net assets. With respect to the Growth & Income Fund—I Class and U.S. Large-Cap Core Fund—I Class, the net expense ratio of each was 0.56% and 0.58% of each class’ average net assets, as of June 30, 2020 (including, with respect to the U.S. Large-Cap Core Fund—I Class, the effect of an expense limitation agreement in place through at least April 30, 2023). We estimate that the combined fund’s I Class net expense ratio will be 0.56%, which is the same as the Growth & Income Fund—I Class’ net expense ratio of 0.56%, and 0.02% lower than the U.S. Large-Cap Core Fund—I Class’ net expense ratio of 0.58% (the U.S. Large-Cap Core Fund—I Class’ gross expense ratio was 0.61%).

T. Rowe Price has contractually agreed (through April 30, 2023) to pay the operating expenses of the U.S. Large-Cap Core Fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after April 30, 2023, with approval by the fund’s Board of Directors. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2)  the current expense limitation on I Class Operating Expenses.

Both Funds pay T. Rowe Price an identical management fee, and that fee is not expected to change as a result of the Reorganization. Each Funds’ management fee consists of two components—an “individual fund fee,” which reflects the Fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of T.  Rowe Price, is calculated daily based on the combined net assets of all T.  Rowe Price funds (except the funds-of-funds, T. Rowe Price Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule is graduated, declining as the combined assets of the T.  Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets. On December 31, 2019, the annual effective group fee rate was 0.29%. The individual fund fee, also applied to each Funds’ average daily net assets, is 0.25%. Based on the group fee rate and individual fund fee rate, the Funds’ overall management fee as of December 31, 2019 was 0.54%.

In addition to the management fee, each Class pays its pro-rata portion of Fund operating expenses and class-specific operating expenses.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The pro forma fees and expenses reflect the expected fees and expenses of the combined fund assuming the reorganization.

Fees and Expenses of the Funds’ Investor Classes

	Growth & Income Fund—Investor Class[a]	U.S. Large-Cap Core Fund—Investor Class[a]		Pro Forma Combined—Investor Class[a]
Shareholder fees (fees paid directly from your investment)

Maximum account fee	$20 [b]	$20	[b]	$20	[b]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.54%	0.54%		0.54%

Other expenses	0.11	0.21		0.14

Total annual fund operating expenses	0.65	0.75		0.68

Fee waiver/expense reimbursement	—	(0.11)	[c]	(0.04)	[c]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.65	0.64	[c]	0.64	[c]

a Annualized for the six-month period ended June 30, 2020.

b Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

c T. Rowe Price has agreed (through April 30, 2023) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the Investor Class’s ratio of expenses to average daily net assets to exceed 0.64%. The agreement may be terminated at any time beyond April 30, 2023, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the Investor Class’s expense ratio is below 0.64%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation.

Example This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Growth & Income Fund—Investor Class	$66	$208	$362	$810
U.S. Large-Cap Core Fund—Investor Class	65	214	392	907
Pro Forma Combined—Investor Class	65	208	369	837

Fees and Expenses of the Funds’ I Classes

	Growth & Income Fund—I Class[a]	U.S. Large-Cap Core Fund—I Class[a]		Pro Forma Combined—I Class[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.54%	0.54%		0.54%

Other expenses	0.02	0.07	[b]	0.04

Total annual fund operating expenses	0.56	0.61		0.58

Fee waiver/expense reimbursement	—	(0.03)	[b]	—

Total annual fund operating expenses after fee waiver/expense reimbursement	0.56	0.58	[b]	0.58

a Annualized for the six-month period ended June 30, 2020.

b T. Rowe Price has contractually agreed (through April 30, 2023) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after April 30, 2023, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

Example This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Growth & Income Fund—I Class	$57	$179	$313	$701
U.S. Large-Cap Core Fund—I Class	59	192	337	759
Pro Forma Combined—I Class	59	186	324	726

A discussion about the factors considered by the Growth & Income Fund’s and the U.S. Large-Cap Core Fund’s Boards and their conclusions in approving each Funds’ investment management agreement appear in each Funds’ semiannual report to shareholders for the period ended June 30.

What are the Fund’s management arrangements?

Both the Growth & Income Fund and the U.S. Large-Cap Core Fund are advised and managed by T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202. As of September 30, 2020, T. Rowe Price and its affiliates had approximately $1.31 trillion in assets under management and provided investment management for more than 6.6 million individual and institutional investor accounts.

T. Rowe Price has established an Investment Advisory Committee with respect to each Fund. The committee chairs are ultimately responsible for the day-to-day management of each Fund’s portfolio and work with the committee in developing and executing the Fund’s investment program. Jeffrey Rottinghaus currently serves as Chair of each Fund’s committee. The following information provides the year that the chair (portfolio manager) first joined the Firm and the chair’s specific business experience during the past five years (although the chair may have had portfolio management responsibilities for a longer period). Mr. Rottinghaus has been chair of the U.S. Large-Cap Core Fund’s committee since the fund’s inception in 2009 and chair of the Growth & Income Fund’s committee since 2015. He joined the Firm in 2001 and his investment experience dates from 2000. He has served as a portfolio manager with the Firm throughout the past five years. The members of the Funds’ Advisory Committee are identical and are as follows: Peter J. Bates, Shawn T. Driscoll, Paul D. Greene II, Ryan S. Hedrick, Daniel Martino, Heather K. McPherson, Jason Nogueira, David L. Rowlett, Emily Scudder, Weijie Si, and Gabriel Solomon.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the Funds’ shares.

Do the Funds or T. Rowe Price make payments to broker-dealers and other financial intermediaries?

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

What are the Funds’ policies for purchasing, redeeming, exchanging and pricing shares?

The Investor Class and I Class of the Funds have identical procedures for purchasing, redeeming, exchanging, and pricing shares, as described below.

Each Fund’s Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

Each I Class requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for financial intermediaries, retirement plans, and certain institutional client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Shares of the Funds may be redeemed at their respective net asset values; however, large redemptions can adversely affect a portfolio manager’s ability to implement a Fund’s investment strategy by causing the premature sale of securities. Therefore, the Funds reserve the right (without prior notice) to pay all or part of redemption proceeds with securities from the Fund’s portfolio rather than in cash (redemption in-kind). The Funds’ procedures for pricing their shares are identical. Fund share prices are based on a Fund’s net asset value and is calculated at the close of the New York Stock Exchange (normally 4 p.m. ET) each day the exchange is open for business. The Funds also use the same calculation methodology.

For more detailed information, please refer to the Section 3 of each Fund’s prospectus, entitled “Information About Accounts in T. Rowe Price Funds.”

What are the Funds’ policies on dividends and distributions?

With respect to the Growth & Income Fund, any dividends are declared and paid quarterly in March, June, September, and December. Any capital gains are declared and paid annually, usually in December. With respect to the U.S. Large-Cap Core

Fund, any dividends or capital gains are declared and paid annually, usually in December. The combined fund will continue to follow the dividend and capital gain schedule as the Acquiring Fund.

Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you may be taxed upon withdrawal from such account).

REASONS FOR THE REORGANIZATION

The Boards of the T. Rowe Price Growth & Income Fund and T. Rowe Price U.S. Large-Cap Core Fund, including a majority of the independent directors, have determined that the proposed transaction is in the best interests of the shareholders of the Growth & Income Fund and the U.S. Large-Cap Core Fund and that the interests of shareholders of the Growth & Income Fund and the U.S. Large-Cap Core Fund will not be diluted as a result of the proposed transaction.

In considering whether to recommend the approval of the transaction, the Board reviewed the following matters and concluded that the transaction is in the best interest of the Funds for the reasons indicated below.

Jeff Rottinghaus currently serves as the portfolio manager of both Funds and he manages them in a substantially similar manner. Both Funds are classified as large-cap core funds by both Lipper and Morningstar and their portfolios are comprised of substantially similar holdings. Since the two Funds currently have substantially similar holdings and investment programs, combining them into one fund and offering it to a wide variety of investors in multiple share classes will reduce inefficiencies that can result from offering two substantially similar funds. The Acquiring Fund offers an Investor Class, I Class, Advisor Class and Z Class whereas Growth & Income Fund offers only Investor Class and I Class. Both Funds have been in operation for more than ten years.

The Board also considered the Funds’ performance. The average annual total returns of the Funds for the periods ended December 31, 2019, are set forth below.

Growth & Income Fund into U.S. Large-Cap Core Fund

Average Annual Total Returns

1 Year	5 Years	10 Years	Since Inception	Inception Date
Growth & Income Fund—Investor Class				12/21/1982
29.65%	11.14%	12.76%	—%
U.S. Large-Cap Core Fund—Investor Class				06/26/2009
29.50	11.89	13.30	—
Growth & Income Fund—I Class				11/29/2016
29.78			14.81
U.S. Large-Cap Core Fund—I Class				11/29/2016
29.73	—	—	14.75

The performance of the Funds and their classes has been relatively similar over the one-, five-, and ten-year periods as well as since inception. Minor differences in Fund performance over the same period were primarily due to differences in fees and portfolio holdings.

The Board also considered that the Reorganization is not expected to create any tax liabilities for shareholders as the exchange of shares will not be a taxable event. The cost basis and holding periods of shares in the Growth & Income Fund will carry over to the Investor Class or I Class shares of the Acquiring Fund that a shareholder will receive as a result of a Reorganization.

In approving the Reorganization, the Growth & Income Fund’s Board also considered that Growth & Income Fund shareholders have the ability to redeem their shares at any time up to the Closing Date without redemption or other fees.

The Board considered that the U.S. Large-Cap Core Fund’s service provider agreements, including, among others, their investment advisory, distribution, fund accounting, and custody agreements, will remain in place and will not be modified as a result of the Reorganization. The Boards further considered that the service providers to each Fund are identical, and that the Funds’ service provider agreements are substantially similar (with the exception of the differences between each Fund’s management fee, which is discussed under the heading “SUMMARY—Will the Reorganization result in higher fund expenses?”).

The Board considered that the Funds share the same portfolio manager, and that the members of each Fund’s investment advisory committee are identical. The Board further considered that no changes to the Acquiring Funds’ portfolio manager, Advisory Committee, or resources available to the Funds are expected as a result of the Reorganization.

The Funds use identical pricing methodologies to value their respective assets. The assets of the Growth & Income Fund will be transferred to the U.S. Large-Cap Core Fund at their fair market value on Friday, March 5, 2021, (the “Valuation Date”) of the transaction. Each of these assets are securities already held by the Growth & Income Fund and are therefore valued using the same pricing sources and methodologies. Shares of the U.S. Large-Cap Core Fund equal in value to the assets will be received by the Growth & Income Fund in exchange. The expenses incurred to execute the Reorganization will be paid by the Funds and their shareholders since the Reorganization is expected to benefit the Funds.

For these reasons, the Board believes that the Growth & Income Fund and its shareholders will not be diluted as a result of the transaction. Therefore, in consideration of these factors, coupled with the fact the Funds have substantially similar portfolios, the Boards concluded that the Reorganization is in the best interests of the shareholders of the Growth & Income Fund and the U.S. Large-Cap Core Fund.

T. Rowe Price and the Boards believe that shareholders’ interests will be better served over time by completing this transaction.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the terms and conditions of the Plan is qualified by reference to the Plan, which is included as Exhibit A to this Statement.

Plan of Reorganization

The Reorganization will be consummated on or about Monday, March 8, 2021, or such other date as is agreed to by the Growth & Income Fund and the U.S. Large-Cap Core Fund. The parties may postpone the Closing Date until a later date on which all of the conditions to the obligations of each party under the Plan are satisfied, provided that the Plan may be terminated by either party if the Closing Date does not occur on or before December 31, 2021. See “Conditions to Closing.”

On the Closing Date, the Growth & Income Fund will transfer substantially all of its assets to the U.S. Large-Cap Core Fund in exchange for Investor Class and/or I Class shares of the U.S. Large-Cap Core Fund (as applicable) having an aggregate net asset value equal to the aggregate value of the assets so transferred as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (“Valuation Date”). The U.S. Large-Cap Core Fund will assume or otherwise be responsible for any liabilities of the Growth & Income Fund existing on the Valuation Date. The number of Investor Class and I Class shares of the U.S. Large-Cap Core Fund issued in the exchange will be determined by dividing the aggregate value of the assets of the Investor Class and I Class, respectively, of the Growth & Income Fund transferred (computed in accordance with the policies and procedures set forth in the current prospectus of the U.S. Large-Cap Core Fund by the net asset value per share of the U.S. Large-Cap Core Fund as of the close of regular trading on the Valuation Date. While it is not possible to determine the exact exchange ratio until the Valuation Date, due to, among other matters, market fluctuations and differences in the relative performance of the Growth & Income Fund and the U.S. Large-Cap Core Fund, if the Valuation Date had been October 31, 2020, shareholders of the Growth & Income Fund would have received 1.1231 and 1.1214 shares of the Investor Class and I Class, respectively, of the U.S. Large-Cap Core Fund for each of their Growth & Income Fund—Investor Class and I Class shares held.

As soon as practicable after the Closing Date, the Growth & Income Fund will distribute, in liquidation of the Growth & Income Fund, pro rata to its shareholders of record as of the close of business on the Valuation Date, the full and fractional Investor Class and I Class shares of the U.S. Large-Cap Core Fund received in the exchange. The Growth & Income Fund will accomplish this distribution by transferring the U.S. Large-Cap Core Fund Investor Class and I Class shares then credited to the account of the Growth & Income Fund on the books of the U.S. Large-Cap Core Fund to open accounts on the share records of the Investor Class and I Class (respectively) of the U.S. Large-Cap Core Fund in the names of the Growth & Income Fund’s Investor Class and I Class shareholders, and representing the respective pro rata number of the Investor Class and I Class shares of the U.S. Large-Cap Core Fund due such shareholders. All issued and outstanding shares of the Growth & Income Fund will then be simultaneously canceled.

The Growth & Income Fund will be closed to new accounts and additional purchases, including those made systematically through the Asset Builder program or payroll deduction, after 4 p.m. Eastern time on Friday, February 26, 2021, although the Growth & Income Fund reserves the right, in its sole discretion, to accept additional investments until the Closing Date. Any services that had already been selected for Growth & Income Fund accounts, other than systematic purchases into the fund and systematic exchanges between the Growth & Income Fund and other funds, will automatically be carried over to accounts in the U.S. Large-Cap Core Fund, unless there was already an identically registered account in the U.S. Large-Cap Core Fund on the Valuation Date and different services were selected for the Growth & Income Fund account. If U.S. Large-Cap Core Fund shares received in the Reorganization are held through a financial intermediary, shareholder and administrative services will be provided through that intermediary.

The stock transfer books of the Growth & Income Fund will be permanently closed as of the close of business on the Valuation Date. The Growth & Income Fund will only accept redemption requests received prior to the close of regular trading on the New York Stock Exchange on the Valuation Date. Redemption requests received thereafter will be deemed to be requests for redemption of the U.S. Large-Cap Core Fund shares to be distributed to Growth & Income Fund shareholders pursuant to the Plan.

Conditions to Closing

The obligation of the Growth & Income Fund to transfer its assets to the U.S. Large-Cap Core Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the U.S. Large-Cap Core Fund in all material respects of its agreements and undertakings under the Plan, receipt of certain documents from the U.S. Large-Cap Core Fund, receipt of an opinion of counsel to the U.S. Large-Cap Core Fund, and approval of the Plan by the shareholders of the Growth & Income Fund as previously described. The obligation of the U.S. Large-Cap Core Fund to consummate the Reorganization is subject to the satisfaction of certain conditions precedent, including performance by Growth & Income Fund of its agreements and undertakings under the Plan, receipt of certain documents and financial statements from the Growth & Income Fund, and receipt of an opinion of counsel to the Growth & Income Fund.

The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by the Boards of the Funds. The Plan may be terminated and the proposed transaction abandoned at any time prior to the Closing Date. See “Other Matters” below.

Expenses of Reorganization

T. Rowe Price estimates that expenses related to the Reorganization will be approximately $72,500. These costs, which will be borne by the Funds and their shareholders, represent management’s estimate of professional services and fees, and any costs related to printing, mailing, and soliciting shareholders for the Reorganization. The combined fund will pay for any brokerage, taxes, and nonrecurring extraordinary items related to the Reorganization, which are expected to be de minimis. Any assets that are not transferred as part of the Reorganization will result in brokerage expenses, which are expected to be de minimis. See “Who will pay for the Reorganization?” for more information.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, with no gain or loss recognized as a consequence of the Reorganization by the U.S. Large-Cap Core Fund and the Growth & Income Fund or their shareholders.

The consummation of the transaction contemplated under the Plan is conditioned upon receipt of an opinion from Willkie Farr & Gallagher LLP, counsel to both Funds, to the effect that, on the basis of certain representations of fact by officers of the Growth & Income Fund and the U.S. Large-Cap Core Fund, the existing provisions of the IRC, current administrative rules and court decisions, for federal income tax purposes:

• No gain or loss will be recognized by the U.S. Large-Cap Core Fund or the Growth & Income Fund or their shareholders as a result of the Reorganization.

• Growth & Income Fund shareholders will carry over the cost basis and holding periods of their Growth & Income Fund shares to their new Investor Class or I Class shares.

• The U.S. Large-Cap Core Fund will assume the bases and holding periods of the Growth & Income Fund’s assets (other than certain assets, if any, subject to mark to market treatment under special tax rules).

To ensure that the transaction qualifies as a tax-free reorganization, it must meet certain requirements — the most important of which are that substantially all of the assets of the Growth & Income Fund are transferred and that the U.S. Large-Cap Core Fund will maintain the historical business (as defined by the IRS) of the Growth & Income Fund. In the opinion of counsel and to the best knowledge of the Funds’ officers, the proposed transaction will comply with these and all other relevant requirements.

Other tax consequences to shareholders of the Growth & Income Fund are:

• Certain securities held by the Growth & Income Fund may be sold prior to the transaction and not acquired by the Acquiring Fund. It is possible that any such sales will increase or decrease the expected distributions to shareholders of the Growth & Income Fund prior to the Reorganization. The exact amount of such sales and whether and to what extent they will result in taxable distributions to shareholders of the Growth & Income Fund will be influenced by a variety of factors and cannot be determined with certainty at this time.

• Since the cost basis of the Growth & Income Fund’s assets that are transferred will remain the same (other than certain assets, if any, subject to mark to market treatment under special tax rules), gains or losses on their subsequent sale by the Acquiring Fund will be shared with the shareholders of the Acquiring Fund. The potential shifting of tax consequences related to this is not expected to be significant.

• The Growth & Income Fund declares and pays dividends quarterly. Any capital gains are declared and paid annually, usually in December. Any taxable dividends of the Growth & Income Fund available for distribution prior to the Reorganization will be distributed immediately prior to the Closing Date.

Based on the information available at the time of this proxy statement, it is anticipated that the Growth & Income Fund will have tax basis net realized capital losses at the date of the reorganization. Any tax basis net realized capital losses of the Growth & Income Fund could be carried forward indefinitely to the U.S. Large-Cap Core Fund, although there may be certain limitations under the Code as to the amount that could be used each year by the combined fund to offset future tax basis net realized capital gains. In addition, based on the information available at the time of this proxy statement, it is anticipated that any tax basis net capital losses of the U.S. Large-Cap Core Fund at the date of the Reorganization can be carried forward indefinitely without annual limitation as to the amount that can be used to offset future tax basis net realized capital gains of the combined fund. As of June 30, 2020, the Growth & Income Fund and the U.S. Large-Cap Core Fund did not have any tax basis capital loss carry forwards.

It is anticipated that substantially all of the Growth & Income Fund’s portfolio holdings will transfer to the Acquiring Fund as part of the Reorganization. The Growth & Income Fund will close out any derivatives positions (if applicable) and, although unlikely, sell any assets prior to the Reorganization that are deemed not acceptable to the Acquiring Fund or inconsistent with the Acquiring Fund’s investment program, which could result in additional brokerage expenses and may affect the amount of income and capital gains that are required to be distributed. Prior to the closing of the Reorganization, the Growth & Income Fund will be required to distribute substantially all previously undistributed taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date.

The Growth & Income Fund will declare a dividend or dividends, which together with all previous dividends are intended to have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). All or a portion of such dividends may be included in the taxable income of the Growth & Income Fund’s shareholders. In addition, because the U.S. Large Cap Core Fund may have realized gains at the end of the year, Growth & Income Fund shareholders who receive shares in connection with the Reorganization may, as shareholders of the U.S. Large Cap Core Fund, receive a second capital gain distribution in December made by the U.S. Large Cap Core Fund. In reporting tax information to their shareholders and the IRS, the Funds follow the IRS requirements.

Shareholders should recognize that an opinion of counsel is not binding on the IRS or on any court. The Funds do not expect to obtain a ruling from the IRS regarding the consequences of the Reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the Reorganization and was successful, neither of which is anticipated, the Reorganization would be treated as a taxable sale of assets of the Growth & Income Fund, followed by the taxable liquidation of the Growth & Income Fund.

Other Matters

To the extent permitted by law, the Boards of the Funds may amend the Plan without shareholder approval or may waive any default by the Growth & Income Fund or the U.S. Large-Cap Core Fund or the failure to satisfy any of the conditions of their obligations, provided that no such amendment or waiver may be made if it would adversely affect shareholders of the Growth & Income Fund or the U.S. Large-Cap Core Fund. The Plan may be terminated and the Reorganization abandoned at any time by action of the Boards. The Boards may, at their election, terminate the Plan in the event that the Reorganization has not closed on or before December 31, 2021.

Description of Growth & Income Fund—Investor Class and I Class Shares

Full and fractional Investor Class and I Class shares of the U.S. Large-Cap Core Fund will be issued to shareholders of the Investor Class and I Class (of the Growth & Income Fund, respectively) in accordance with the procedures under the Plan as previously described. Each U.S. Large-Cap Core Fund—Investor Class and I Class share will be fully paid and nonassessable when issued, will have no preemptive or conversion rights, and will be transferrable on its books. Ownership of Investor Class and I Class shares of the U.S. Large-Cap Core Fund by former shareholders of the Growth & Income Fund will be recorded electronically and the U.S. Large-Cap Core Fund will issue a confirmation to such shareholders relating to those shares acquired as a result of the Reorganization.

The voting rights of shareholders of each of the Growth & Income Fund and the U.S. Large-Cap Core Fund are the same. As shareholders of the U.S. Large-Cap Core Fund, former shareholders of the Growth & Income Fund will have the same voting rights with respect to the U.S. Large-Cap Core Fund as they currently have with respect to the Growth & Income Fund. Neither the Growth & Income Fund nor the U.S. Large-Cap Core Fund routinely hold meetings of shareholders. Both the Growth & Income Fund and the U.S. Large-Cap Core Fund are organized as series of a Maryland corporation. To hold a shareholders’ meeting for a Maryland corporation, one-third of the corporation’s shares entitled to be voted must have been received by proxy or be present at such Shareholder Meeting.

Accounting Survivor and Performance Reporting

The U.S. Large-Cap Core Fund will be the surviving fund for accounting, tax, and performance reporting purposes. The U.S. Large-Cap Core Fund’s historical financial statements will be utilized for all financial reporting after the Reorganization. In addition, the performance of the U.S. Large-Cap Core Fund will be used for reporting purposes after the Reorganization.

Capitalization

The following table shows the unaudited capitalization of each Fund (as of each period indicated in the table), and on a pro forma basis as of that date giving effect to the proposed acquisition of Growth & Income Fund assets. The actual net assets of the Growth & Income Fund and Acquiring Fund on the Valuation Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.

Growth & Income Fund into U.S. Large-Cap Core Fund

Fund	Net Assets (000s)*	Net Asset Value Per Share*	Shares Outstanding (000s)*

Growth & Income Fund
Investor Class	$23,350,671	$2,350,601	$77,602
I Class	51,094	106,181	1,686
U.S. Large-Cap Core Fund
Investor Class	506,742	26.97	18,791
I Class	55,087	27.02	2,039
Advisor Class	10,805	26.94	401
Z Class	1,289,980	27.09	47,616

Pro Forma Adjustments**
Investor Class	(70)	—	9,555
I Class	(3)	—	205

Pro Forma Combined
Investor Class	2,350,601	26.97	87,157
I Class	106,181	27.02	3,930
Advisor Class	10,805	26.94	401
Z Class	1,289,980	27.09	47,616

* Information is as of October 31, 2020.

** Pro forma adjustments include the estimated one-time fees and expenses and other costs associated with the securities transfer incurred by the funds in connection with the consummation of the Reorganization, including the estimated other fees and expenses described in “Expenses of Reorganization” under “Information About the Reorganization.”

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about the financial history for each Fund, are based on a single share outstanding throughout the periods shown.

The tables are part of each Fund’s financial statements, which are included in the Funds’ respective semiannual report. Except for the information for the semiannual period ended June 30, 2020, the information has been audited by each Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial highlights, is included in the Fund’s annual report, which is incorporated by reference into each Fund’s Statement of Additional Information and available upon request.

T. ROWE PRICE GROWTH & INCOME FUND

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	6 Months Ended 6/30/20	Year Ended 12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
NET ASSET VALUE
Beginning of period	$30.30	$24.35	$28.44	$25.13	$28.46	$32.26

Investment activities
Net investment income(1)(2)	0.16	0.35	0.34	0.30	0.35	0.35
Net realized and unrealized gain/loss	(1.82)	6.82	(1.07)	4.97	1.77	0.87
Total from investment activities	(1.66)	7.17	(0.73)	5.27	2.12	1.22

Distributions
Net investment income	(0.15)	(0.36)	(0.34)	(0.32)	(0.36)	(0.35)
Net realized gain	–	(0.86)	(3.02)	(1.64)	(5.09)	(4.67)
Total distributions	(0.15)	(1.22)	(3.36)	(1.96)	(5.45)	(5.02)

NET ASSET VALUE End of period	$28.49	$30.30	$24.35	$28.44	$25.13	$28.46

T. ROWE PRICE GROWTH & INCOME FUND

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	6 Months Ended 6/30/20		Year Ended 12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Ratios/Supplemental Data

Total return(2)(3)	(5.42)%		29.65%	(3.23)%	21.05%	7.23%	4.12%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.65	%(4)	0.64%	0.65%	0.66%	0.67%	0.67%
Net expenses after waivers/payments by Price Associates	0.65	%(4)	0.64%	0.65%	0.66%	0.67%	0.67%
Net investment income	1.11	%(4)	1.25%	1.17%	1.09%	1.23%	1.09%

Portfolio turnover rate	43.8%		61.9%	73.4%	64.9%	82.2%	76.4%
Net assets, end of period (in millions)	$2,252		$2,337	$1,681	$1,893	$1,639	$1,553

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(4) Annualized

T. ROWE PRICE GROWTH & INCOME FUND

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	6 Months Ended 6/30/20	Year Ended 12/31/19	12/31/18	12/31/17	11/29/16(1) Through 12/31/16
NET ASSET VALUE
Beginning of period	$30.31	$24.35	$28.45	$25.12	$30.05

Investment activities
Net investment income(2)(3)	0.17	0.38	0.41	0.36	0.05
Net realized and unrealized gain/loss	(1.82)	6.82	(1.12)	4.94	0.20
Total from investment activities	(1.65)	7.20	(0.71)	5.30	0.25

Distributions
Net investment income	(0.16)	(0.38)	(0.37)	(0.33)	(0.09)
Net realized gain	–	(0.86)	(3.02)	(1.64)	(5.09)
Total distributions	(0.16)	(1.24)	(3.39)	(1.97)	(5.18)

NET ASSET VALUE End of period	$28.50	$30.31	$24.35	$28.45	$25.12

T. ROWE PRICE GROWTH & INCOME FUND

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	6 Months Ended 6/30/20		Year Ended 12/31/19	12/31/18	12/31/17	11/29/16(1) Through 12/31/16
Ratios/Supplemental Data

Total return(3)(4)	(5.38)%		29.78%	(3.17)%	21.18%	0.58%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.56	%(5)	0.56%	0.56%	0.58%	0.59	%(5)
Net expenses after waivers/payments by Price Associates	0.56	%(5)	0.56%	0.56%	0.58%	0.59	%(5)
Net investment income	1.20	%(5)	1.33%	1.41%	1.26%	2.08	%(5)

Portfolio turnover rate	43.8%		61.9%	73.4%	64.9%	82.2%
Net assets, end of period (in thousands)	$45,501		$48,883	$32,773	$5,578	$209

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5) Annualized

T. ROWE PRICE U.S. LARGE-CAP CORE FUND

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	6 Months Ended 6/30/20	Year Ended 12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
NET ASSET VALUE
Beginning of period	$26.76	$21.41	$23.81	$20.28	$19.11	$18.60

Investment activities
Net investment income(1)(2)	0.12	0.29	0.27	0.23	0.22	0.16
Net realized and unrealized gain/loss	(1.57)	6.01	(0.98)	4.01	1.14	1.35
Total from investment activities	(1.45)	6.30	(0.71)	4.24	1.36	1.51

Distributions
Net investment income	–	(0.29)	(0.27)	(0.21)	(0.19)	(0.11)
Net realized gain	–	(0.66)	(1.42)	(0.50)	–	(0.89)
Total distributions	–	(0.95)	(1.69)	(0.71)	(0.19)	(1.00)

NET ASSET VALUE End of period	$25.31	$26.76	$21.41	$23.81	$20.28	$19.11

T. ROWE PRICE U.S. LARGE-CAP CORE FUND

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	6 Months Ended 6/30/20		Year Ended 12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Ratios/Supplemental Data

Total return(2)(3)	(5.42)%		29.50%	(3.39)%	20.93%	7.11%	8.20%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.75	%(4)	0.74%	0.76%	0.78%	0.81%	0.99%
Net expenses after waivers/payments by Price Associates	0.75	%(4)	0.74%	0.75%	0.75%	0.81%	0.99%
Net investment income	1.01	%(4)	1.16%	1.09%	1.03%	1.10%	0.83%

Portfolio turnover rate	39.7%		58.4%	76.7%	60.5%	79.7%	57.5%
Net assets, end of period (in thousands)	$503,102		$552,111	$457,930	$493,676	$307,568	$181,605

(5) Per share amounts calculated using average shares outstanding method.

(6) Includes the impact of expense-related arrangements with Price Associates.

(7) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(8) Annualized

T. ROWE PRICE U.S. LARGE-CAP CORE FUND

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	6 Months Ended 6/30/20	Year Ended 12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
NET ASSET VALUE
Beginning of period	$26.79	$21.42	$23.81	$20.22	$19.05	$18.58

Investment activities
Net investment income(1)(2)	0.09	0.22	0.19	0.16	0.16	0.15
Net realized and unrealized gain/loss	(1.58)	6.01	(0.97)	4.01	1.13	1.32
Total from investment activities	(1.49)	6.23	(0.78)	4.17	1.29	1.47

Distributions
Net investment income	–	(0.20)	(0.19)	(0.08)	(0.12)	(0.11)
Net realized gain	–	(0.66)	(1.42)	(0.50)	–	(0.89)
Total distributions	–	(0.86)	(1.61)	(0.58)	(0.12)	(1.00)

NET ASSET VALUE End of period	$25.30	$26.79	$21.42	$23.81	$20.22	$19.05

T. ROWE PRICE U.S. LARGE-CAP CORE FUND

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	6 Months Ended 6/30/20		Year Ended 12/31/19	12/31/18	12/31/17	12/31/16	12/31/15
Ratios/Supplemental Data

Total return(2)(3)	(5.56)%		29.16%	(3.66)%	20.64%	6.77%	7.99%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	1.03	%(4)	1.02%	1.03%	1.05%	1.10%	1.15%
Net expenses after waivers/payments by Price Associates	1.03	%(4)	1.02%	1.02%	1.01%	1.10%	1.15%
Net investment income	0.72	%(4)	0.89%	0.79%	0.72%	0.81%	0.83%

Portfolio turnover rate	39.7%		58.4%	76.7%	60.5%	79.7%	57.5%
Net assets, end of period (in thousands)	$11,069		$13,321	$15,387	$21,351	$29,144	$21,804

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(4) Annualized

T. ROWE PRICE U.S. LARGE-CAP CORE FUND

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	6 Months Ended 6/30/20	Year Ended 12/31/19	12/31/18	12/31/17	11/29/16(1) Through 12/31/16
NET ASSET VALUE
Beginning of period	$26.78	$21.42	$23.82	$20.28	$20.35

Investment activities
Net investment income(2)(3)	0.15	0.33	0.32	0.30	0.04
Net realized and unrealized gain/loss	(1.58)	6.02	(0.99)	3.98	0.08
Total from investment activities	(1.43)	6.35	(0.67)	4.28	0.12

Distributions
Net investment income	–	(0.33)	(0.31)	(0.24)	(0.19)
Net realized gain	–	(0.66)	(1.42)	(0.50)	–
Total distributions	–	(0.99)	(1.73)	(0.74)	(0.19)

NET ASSET VALUE End of period	$25.35	$26.78	$21.42	$23.82	$20.28

T. ROWE PRICE U.S. LARGE-CAP CORE FUND

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	6 Months Ended 6/30/20		Year Ended 12/31/19	12/31/18	12/31/17	11/29/16(1) Through 12/31/16
Ratios/Supplemental Data

Total return(3)(4)	(5.34)%		29.73%	(3.23)%	21.12%	0.58%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.61	%(5)	0.60%	0.61%	0.63%	0.67	%(5)
Net expenses after waivers/payments by Price Associates	0.58	%(5)	0.59%	0.59%	0.60%	0.59	%(5)
Net investment income	1.18	%(5)	1.30%	1.29%	1.28%	2.05	%(5)

Portfolio turnover rate	39.7%		58.4%	76.7%	60.5%	79.7%
Net assets, end of period (in thousands)	$50,397		$54,272	$29,428	$20,344	$249

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5) Annualized

T. ROWE PRICE U.S. LARGE-CAP CORE FUND

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout the period

Z Class
	3/16/20(1) Through 6/30/20
NET ASSET VALUE
Beginning of period	$19.80

Investment activities
Net investment income(2)(3)	0.13
Net realized and unrealized gain/loss	5.43	(4)
Total from investment activities	5.56

NET ASSET VALUE End of period	$25.36

Ratios/Supplemental Data

Total return(2)(5)	28.08%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.60	%(6)
Net expenses after waivers/payments by Price Associates	0.00	%(6)
Net investment income	1.78	%(6)

Portfolio turnover rate	39.7%
Net assets, end of period (in thousands)	$830,829

(1) Inception date

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) Per share amounts calculated using average shares outstanding method.

(4) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(6) Annualized

COMPARISON OF INVESTMENT OBJECTIVES,
POLICIES, RESTRICTIONS, AND RISKS

The investment objectives, policies, and restrictions of the Funds are described in greater detail in their prospectuses.

In seeking to achieve their respective investment objectives, the Funds are guided by substantially similar investment policies and restrictions. Unless otherwise specified, the investment policies and restrictions of the Funds described below may be changed without shareholder approval. Fundamental policies may not be changed without the approval of the lesser of (i) 67% or more of a fund’s shares represented at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present at the virtual shareholder meeting or by proxy, or (ii) more than 50% of a fund’s outstanding shares.

Comparison of Investment Objectives

	Growth & Income Fund	U.S. Large-Cap Core Fund
Investment Objectives	The fund seeks long-term capital growth and current income primarily through investments in stocks.	The fund seeks to provide long-term capital growth.

Principal Investment Strategies

The Funds have substantially similar investment programs. Both Funds are classified as large-cap core funds by both Lipper and Morningstar and their portfolios consist of substantially similar holdings. Due to the inclusion of the terms “U.S.” and “large-cap,” in the Acquiring Fund’s name, it has a policy requiring it to normally invest at least 80% of its net assets (including any borrowings for investment purposes) in the stocks of large-cap U.S. companies. Although the Growth & Income Fund is not required under relevant SEC rules to adopt a similar policy, both Funds currently have the majority of their assets in the stocks of large-cap U.S. companies.

The U.S. Large-Cap Core Fund defines a large-cap company as one whose market cap is larger than the median market cap of companies in the Russell® 1000 Index. As of July 31, 2020, the median market cap of the Russell® 1000 Index was approximately $10.2 billion. The market capitalization of the companies in the U.S. Large-Cap Core Fund’s portfolio and the Russell® 1000 Index changes over time; the U.S. Large-Cap Core Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level.

Both Funds use fundamental, bottom-up research and take a core approach to stock selection, which includes both growth and value styles of investing. Because the Funds have the flexibility to look for stocks with either growth or value characteristics, stocks will be selected that we believe have the most favorable combination of company fundamentals, earnings potential, and valuation. Sector allocations are largely the result of the fund’s focus on bottom-up stock selection.

In selecting stocks for the Funds, the adviser typically seeks out companies with one or more of the following characteristics:

• experienced and capable management;

• above-average earnings growth, cash flow growth, or profit margins;

• leading or improving market position or proprietary advantages;

• attractive business niche with the potential to sustain earnings momentum even during times of slow economic growth;

• attractive valuation relative to a company’s peers or its own historical norm;

• low stock price relative to a company’s underlying asset values; and/or

• potential to conduct share repurchases.

Through bottom-up fundamental analysis, the Funds seek to identify the most attractively valued large U.S. companies with capital appreciation potential, by placing less emphasis on economic trends, business cycles, or the industry in which the company operates.

In pursuing its investment objective(s), the Funds have the discretion to deviate from their normal investment criteria. These situations might arise when the adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the Funds may invest in foreign stocks in keeping with its objective(s).

The Funds may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Fundamental Investment Policies

The Funds have identical fundamental investment policies, as discussed further below.

The Funds’ fundamental investment restrictions and policies are further explained in each Fund’s prospectus and Statement of Additional Information. As a fundamental policy, the Funds may not:

• Borrow money, except that the Funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Funds’ investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the Funds’ total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. The Funds may borrow from banks, other mutual funds sponsored and managed by T. Rowe Price (Price Funds), or other persons to the extent permitted by applicable law;

• Purchase or sell commodities;

• Purchase the securities of any issuer if, as a result, more than 25% of the value of the Funds’ net assets would be invested in the securities of issuers having their principal business activities in the same industry;

• Make loans, although the Funds may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the funds’ total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

• Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 5% of the value of the funds’ total assets would be invested in the securities of a single issuer, except for cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies;

• Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than cash, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies);

• Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

• Issue senior securities except in compliance with the Investment Company Act of 1940 (“1940 Act”); and

• Underwrite securities issued by other persons, except to the extent that the Funds may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of Fund portfolio securities in the ordinary course of pursuing their investment programs.

Principal Risks

The Funds are subject to substantially similar risks. However, the disclosure in each Fund’s current prospectus describing the risk factors varies slightly from the information included below. Below are the principal risk factors to which each Fund is exposed. These risks are not expected to materially change once the Funds are combined.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Large-cap stocks Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Investing style Because the fund may hold stocks with either growth or value characteristics, it could underperform other funds that take a strictly growth or value approach to investing when one style is currently in favor. Growth stocks tend to be more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Foreign investing Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

ADDITIONAL INFORMATION ABOUT THE FUNDS

How has each Fund performed?

The following performance information provides some indication of the risks of investing in the Funds. The Funds’ performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar charts illustrate how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the Investor Class and I Class of each of the Growth & Income Fund and the U.S. Large-Cap Core Fund. Returns for other share classes of the Funds vary since they have different expenses.

The fund’s return for the six months ended 6/30/20 was -5.42%.

The fund’s return for the six months ended 6/30/20 was -5.42%.

The following tables show the average annual total returns for the Investor Class and I Class of each of the Growth & Income Fund and the U.S. Large-Cap Core Fund. Each table also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the Funds.

In addition, the tables show hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns for the U.S. Large-Cap Core Fund are shown only for the Investor Class and will differ for other share classes.

Average Annual Total Returns

	1 Year	5 Years	10 Years	Since I Class Inception	Inception Date
Growth & Income Fund—Investor Class					12/21/1992
Returns before taxes	29.65%	11.14%	12.76%	—%
Returns after taxes on distributions	28.37	8.16	11.05	—
Returns after taxes on distributions and sale of fund shares	18.36	8.16	10.26	—
Growth & Income Fund—I Class					11/29/2016
Returns before taxes	29.78	—	—	14.81
U.S. Large-Cap Core Fund—Investor Class					06/26/2009
Returns before taxes	29.50	11.89	13.30	—
Returns after taxes on distributions	28.43	10.82	12.11	—
Returns after taxes on distributions and sale of fund shares	18.21	9.27	10.78	—
U.S. Large-Cap Core Fund—I Class					11/29/2016
Returns before taxes	29.73	—	—	14.75

S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	31.49	11.70	13.56	15.45
Lipper Large-Cap Core Funds Index
	29.00	10.54	12.17	14.16

The performance of the Growth & Income Fund and the U.S. Large-Cap Core Fund—Investor Class has been relatively similar over the one-, three-, five-, and ten-year periods. Minor differences in Fund performance over the same period were primarily due to differences in fees and slight differences in portfolio holdings.

Who are the principal holders of each Fund’s shares?

The following tables provide the shareholders of record that owned more than 5% of the Fund’s/class’ outstanding shares as of XXXX, 2020.

FUND	SHAREHOLDER	# OF SHARES	%
GROWTH & INCOME FUND—INVESTOR CLASS
GROWTH & INCOME FUND—I CLASS
U.S. LARGE CAP CORE FUND—INVESTOR CLASS
U.S. LARGE CAP CORE FUND—ADVISOR CLASS
U.S. LARGE CAP CORE FUND—I CLASS
U.S. LARGE CAP CORE FUND—Z CLASS

As of XXXX, 2020, the executive officers and directors of the Funds, as a group, beneficially owned, directly or indirectly, less than 1% of its outstanding shares of each Fund.

Who are each Fund’s transfer agent and custodians?

T. Rowe Price Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as the transfer agent and dividend disbursing agent for the Funds. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the Funds.

Are the Funds required to hold annual meetings?

Under Maryland law, the Funds are not required to hold annual meetings. The Boards of the Funds have determined that the Funds will take advantage of this Maryland law provision to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meetings of shareholders shall be held in any year in which a meeting is not otherwise required to be held under the 1940 Act or Maryland law, unless the Board determines otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by the Fund’s Board.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Fran Pollack-Matz, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, Maryland 21202, within a reasonable time before the Fund begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its consideration at the meeting.

Who pays for the costs involved with the Reorganization?

The expenses incurred to execute the Reorganization, including all direct and indirect expenses, will be paid by the Funds and their shareholders since each Reorganization is expected to benefit the Funds. The total estimated expenses associated with the Reorganization are $72,500, which includes costs associated with soliciting shareholders, professional expenses (including legal and auditing fees), and transaction costs (which are expected to be de minimis). See “Who will pay for the Reorganization?” for more information.

FURTHER INFORMATION ABOUT VOTING
AND THE SPECIAL MEETING

Who is asking for my vote?

For the reasons set forth under “Reasons for the Reorganization,” the Board of the Growth & Income Fund has asked that you vote on the matters listed in the Notice of Special Meeting of Shareholders. The votes will be formally counted at the Shareholder Meeting on Friday, February 26, 2021, and if the Shareholder Meeting is adjourned or postponed, at any later meeting. You may vote during the live webcast Shareholder Meeting, by Internet, by telephone, or by returning your completed proxy card in the prepaid envelope provided. Please do not mail the proxy card if you are voting by Internet or telephone.

Who is eligible to vote?

Shareholders of record of the Growth & Income Fund at the close of business on November 30, 2020 (the “record date”) are entitled to one vote for each full share and a proportionate vote for each fractional share of the Fund they held on November 30, 2020.

The Notice of Special Meeting of Shareholders, the proxy card, and the Statement will be mailed to shareholders of record on or about January 4, 2021.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What is the required quorum?

To hold a special meeting for the Growth & Income Fund, one-third of the Growth & Income Fund’s shares entitled to be voted must have been received by proxy or be present at the virtual meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting or by proxy at the meeting to be adjourned.

Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the Growth & Income Fund’s shareholders.

What vote is required to approve the Plan?

Approval of the Plan requires an affirmative vote of the lesser of: (a) 67% or more of the Growth & Income Fund’s shares represented at the Shareholder Meeting if the holders of more than 50% of the outstanding shares are present at the virtual Shareholder Meeting or by proxy; or (b) more than 50% of the Growth & Income Fund’s outstanding shares. The Board of the Growth & Income Fund recommends that shareholders of the Growth & Income Fund vote FOR the proposal.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. If you properly execute your proxy card and give no voting instructions, or submit your vote via the telephone or Internet without voting instructions, your shares will be voted FOR the proposal.

Abstentions are counted for purposes of determining whether a quorum is present for purposes of convening the Shareholder Meeting. Because the proposal must be approved by a percentage of voting securities present at the Shareholder Meeting or a majority of the Growth & Income Fund’s outstanding shares, abstentions will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the Growth & Income Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Broker nonvotes are inapplicable for this Shareholder Meeting because shareholders are being asked to approve a single proposal for which brokers or nominees do not have discretionary voting power. Thus, if a broker or nominee does not receive instructions on how to vote, they will not submit an executed proxy card to the Growth & Income Fund. For shares of the Fund held in an Individual Retirement Account (“IRA”) or Coverdell education savings account (“ESA”) that is sponsored by T. Rowe Price Trust Company and for which T. Rowe Price Trust Company serves as custodian, T. Rowe Price Trust Company shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received. In cases where another T. Rowe Price mutual fund owns shares of the Fund, T. Rowe

Price will mirror vote the Fund’s shares held by the investing fund in the same proportion as the votes cast by the other shareholders of the Fund.

Can additional matters be acted upon at the Shareholder Meeting?

The management of the Fund knows of no other business that may come before the Shareholder Meeting. However, if any additional matters are properly presented at the Shareholder Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

How are proxies delivered and votes recorded?

This Statement was mailed along with a proxy voting card and prepaid envelope. You may record your votes on the enclosed proxy card and mail it in the accompanying prepaid envelope to Proxy Tabulator, P.O. Box 808002, Louisville, KY 40233-9893. Computershare, which T. Rowe Price has retained to tabulate the votes. In addition, the Funds have arranged through Computershare to have votes recorded through online or by telephone. The telephone and online voting procedures are reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Computershare is also responsible for assisting T. Rowe Price in determining whether quorum is achieved and whether sufficient votes are received to approve a proposal.

The SEC has adopted rules that permit investment companies, such as the T. Rowe Price Funds, and intermediaries to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders. Unless a Fund has received contrary instructions, only one copy of this Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be “householded,” or would like to request a single copy if multiple copies are being received, please call 1-800-225-5132 or write us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

How can proxies be solicited?

Directors and officers of the Growth & Income Fund, or employees of T. Rowe Price (and its affiliates) may solicit proxies by mail, in-person, electronically (assuming that applicable requirements are met) or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for certain identifying information, such as their address. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Shareholder Meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, confirmation of the instructions is also mailed and a special toll-

free number provided in case the information contained in the confirmation is incorrect.

To help ensure that sufficient shares of common stock are represented at the Shareholder Meeting to permit approval of the proposals outlined in the Statement, the Growth & Income Fund will also use the solicitation services of Computershare to assist them in soliciting proxies.

Who pays for the costs involved with the proxy?

For managing the proxy campaign, Computershare will receive a fee plus reimbursement for out-of-pocket expenses. Computershare will also receive fees in connection with the printing, preparing, assembling, mailing, and transmitting of proxy materials on behalf of the Growth & Income Fund, tabulating those votes that are received, and any solicitation of additional votes. The fees received by Computershare will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval. In addition to the fees paid to Computershare, securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. The fees for these services, along with printing, postage, solicitation services, and expenses associated with hosting the virtual Shareholder Meeting are estimated to be approximately $43,000. Fees related to professional services related to the Reorganization (including legal expenses and audit expenses) are estimated to be approximately $29,500. The total estimated expenses associated with the Reorganization are $72,500. All costs of the Shareholder Meeting and the proxy campaign, including the use of Computershare and the reimbursement to brokers for solicitation and the preparation of proxy materials, will be paid for by the Funds and their shareholders. Each Fund will pay for brokerage, taxes, and nonrecurring extraordinary items related to the Reorganization, which are expected to be de minimis. The sale of any assets that are not acceptable to the U.S. Large-Cap Core Fund will result in brokerage expenses. See “Who will pay for the Reorganization?” for more information.

Can I change my vote after I submit my proxy?

Any proxy, including those voted via the Internet or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the Shareholder Meeting by filing a written notice of revocation with the Fund, by delivering a properly executed proxy bearing a later date, or by attending the Shareholder Meeting and voting at the virtual Shareholder Meeting. If you vote via the telephone or Internet, you can change your vote up until 7:59 a.m., Eastern time, on Friday, February 26, 2021.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed upon by Willkie Farr & Gallagher LLP, counsel to the U.S. Large-Cap Core and Growth & Income Funds, and certain legal matters concerning the issuance of shares of the U.S. Large-Cap Core Fund will be passed upon by counsel to T. Rowe Price Associates, Inc., which serves as sponsor and investment adviser of the U.S. Large-Cap Core and Growth & Income Funds.

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Agreement and Plan of Reorganization

 THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made this XX day of XXXX, 2020, by and between (i) T. Rowe Price Growth & Income Fund, Inc., (a series of T. Rowe Price Growth & Income Fund, Inc.)a corporation organized and existing under the laws of Maryland on behalf of its series, the T. Rowe Price Growth & Income Fund (“Acquired Fund”), and the Acquired Fund’s classes, the T. Rowe Price Growth & Income Fund (the “Acquired Fund—Investor Class”) and the T. Rowe Price Growth & Income Fund—I Class (the “Acquired Fund—I Class”), and (ii) T. Rowe Price U.S. Large-Cap Core Fund, Inc., a corporation organized and existing under the laws of Maryland on behalf of its series, T. Rowe Price U.S. Large-Cap Core Fund (“Acquiring Fund”) and the Acquiring Fund’s classes, the T. Rowe Price U.S. Large-Cap Core Fund (the “Acquiring Fund—Investor Class”), the T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class (the “Acquiring Fund—Advisor Class”), the T. Rowe Price U.S. Large-Cap Core Fund—I Class (the “Acquiring Fund—I Class”), and the T. Rowe Price U.S. Large-Cap Core Fund—Z Class (the “Acquiring Fund—Z Class”). All references in this Agreement to the Acquiring Fund and the Acquired Fund are, as applicable, to the T. Rowe Price Growth & Income Fund and the T. Rowe Price U.S. Large-Cap Core Fund (including each of its classes), respectively, as if this Agreement were executed solely by each such fund.

W I T N E S S E T H:

 The Acquiring Fund and the Acquired Fund are each series of an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”). The Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest. The Acquiring Fund and the Acquired Fund have agreed to combine through the transfer of substantially all of the assets of the Acquired Fund—Investor Class to the Acquiring Fund—Investor Class, and substantially all of the assets of the Acquired Fund—I Class to the Acquiring Fund—I Class, in exchange solely for shares of the Acquiring Fund—Investor Class (“Acquiring Fund—Investor Class Shares”) and Acquiring Fund—I Class (“Acquiring Fund—I Class Shares,” and collectively with the Acquiring Fund—Investor Class Shares, “Acquiring Fund Shares”), respectively, (each par value $0.0001 per share) and the distribution of Acquiring Fund—Investor Class Shares and Acquiring Fund—I Class Shares to the shareholders of the Acquired Fund—Investor Class and Acquired Fund—I Class, respectively, in liquidation of the Acquired Fund. The Acquiring Fund wishes to enter into a definitive agreement setting forth the terms and conditions of the foregoing transactions as a “plan of reorganization” and

“liquidation” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”).

 NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. Assets and Liabilities to be Transferred

 A. Reorganization. Prior to the close of regular trading on the New York Stock Exchange (“Exchange”) on the Closing Date (as hereinafter defined), all the assets and liabilities of the Acquired Fund, net of appropriate reserves and those assets and liabilities described in paragraph 1.C. below, shall be delivered as provided in paragraph 2.C. to State Street Bank Corporation, custodian of the Acquiring Fund’s assets (“Custodian”), or, in the case of securities maintained outside of the United States, JPMorgan Chase Bank, London (“Foreign Custodian”), if applicable, in exchange for and against delivery by the Acquiring Fund to the Acquired Fund on the Closing Date of a number of Acquiring Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund so transferred, assigned and delivered, all determined and adjusted as provided in paragraph 1.B. below. Notwithstanding the foregoing, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets of the Acquired Fund and at least 70% of the fair market value of the gross assets of the Acquired Fund as described on the “Valuation Date” (hereinafter defined).

 B. Valuation. The net asset value of shares of the Acquiring Fund and the value of the assets of the Acquired Fund to be transferred shall, in each case, be computed as of the close of regular trading on the Exchange on the Valuation Date (as hereinafter defined). The net asset value of the Acquiring Fund Shares shall be computed in the manner set forth in the Acquiring Fund’s current prospectus and statement of additional information under the Securities Act of 1933 (“1933 Act”) and the 1940 Act. The value of the assets of the Acquired Fund to be transferred shall be computed by the Acquiring Fund in accordance with the policies and procedures of the Acquiring Fund as described in the Acquiring Fund’s current prospectus and statement of additional information under the 1933 Act and the 1940 Act, subject to review and approval by the Acquired Fund and to such adjustments, if any, agreed to by the parties.

 C. Excludable Assets and Liabilities. The property and assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, copies of all books and records belonging to the Acquired Fund (including all books and records required to be maintained under the

1940 Act), any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and all interests, rights, privileges and powers, other than the Acquired Fund’s rights under this Agreement on the Valuation Date as defined in paragraph 2.B, excluding the estimated costs of extinguishing any Excluded Liability (as defined below) and cash in an amount necessary to pay any dividends pursuant to sub-paragraph 10.E (collectively, “Assets”). The Assets of the Acquired Fund shall be delivered to the Acquiring Fund free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on the Statement of Assets and Liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period, except for the Acquired Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, “Liabilities”). If prior to the Closing Date, the Acquiring Fund identifies a Liability that the Acquiring Fund and the Acquired Fund mutually agree should not be assumed by the Acquiring Fund, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquired Fund and the Acquiring Fund at the Closing (the “Excluded Liabilities”).

2. Definitions

 A. Closing and Closing Date. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the “Closing”) shall be conducted as a virtual meeting hosted by means of a live webcast, beginning at 8:00 a.m., Eastern time, on Friday, February 26, 2021, or at such other place or on such later business day as may be agreed upon by the parties. In the event that on the Valuation Date (i) the Exchange is closed or trading thereon is restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the Acquired Fund assets or the net asset value of the Acquiring Fund Shares is impractical, the Closing shall be postponed until the first business day after the first business day when trading on the Exchange or elsewhere shall have been fully resumed and reporting thereon shall have been restored, or such other business day as soon thereafter as may be agreed upon by the parties. The date on which the Closing actually occurs is herein referred to as the “Closing Date.”

 B. Valuation Date. The business day next preceding the Closing Date shall be the “Valuation Date.” The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Valuation Date. The Acquired Fund shall only accept redemption requests received by it in proper form prior to the close of regular trading on the Exchange on the Valuation Date. Redemption requests received thereafter shall be deemed to be redemption requests for Acquiring Fund shares to be distributed to Acquired Fund shareholders pursuant to the Plan (assuming that the transactions contemplated by this Agreement have been consummated).

 C. Delivery. Portfolio securities shall be delivered by the Acquired Fund to the Custodian or the Foreign Custodian, to be held until the Closing for the account of the Acquired Fund, no later than three (3) business days preceding the Closing (“Delivery Date”), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash of the Acquired Fund shall be delivered by the Acquired Fund on the Closing Date and shall be in the form of currency or wire transfer in federal funds, payable to the order of the Custodian or the Foreign Custodian. A confirmation for the Acquiring Fund Shares, credited to the account of the Acquired Fund and registered in the name of the Acquired Fund, shall be delivered by the Acquiring Fund to the Acquired Fund at the Closing.

3. Failure to Deliver Securities. If, on the Delivery Date, the Acquired Fund is unable to make delivery under paragraph 2.C. to the Custodian or the Foreign Custodian of any of the portfolio securities of the Acquired Fund, the Acquiring Fund may waive the delivery requirements of paragraph 2.C. with respect to said undelivered securities, if the Acquired Fund has delivered to the Custodian or the Foreign Custodian by or on the Delivery Date and, with respect to said undelivered securities, such documents in the form of executed copies of an agreement of assignment and escrow agreement and due bills and the like as may be required by the Acquiring Fund or the Custodian or the Foreign Custodian, including brokers’ confirmation slips.

4. Post-Closing Distribution and Liquidation of the Acquired Fund. As soon as practicable after the Closing, the Acquired Fund shall distribute all of the remaining assets thereof to the shareholders of the Acquired Fund. At, or as soon as may be practicable following the Closing Date, the Acquired Fund shall for federal income tax purposes be liquidated and distribute the Acquiring Fund Shares received hereunder by instructing the Acquiring Fund that the pro-rata interest (in full and fractional Acquiring Fund Shares) of each of the holders of record of shares of the Acquired Fund—Investor Class and Acquired Fund—I Class (as applicable) as of the close of business on the Valuation Date as certified by the Acquired Fund’s transfer agent (“Acquired Fund Record Holders”) be registered on the books of the Acquiring Fund—Investor Class and Acquiring Fund—I Class, respectively, in the names of each of the Acquired Fund Record Holders. The Acquiring Fund agrees to comply promptly with said instruction. All issued and outstanding shares of the Acquired Fund shall thereupon be redeemed for no value and canceled on the books of the Acquired Fund. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety, or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper, and correct. The Acquiring Fund shall record on its books the ownership of Acquiring Fund Shares by Acquired Fund Record Holders. No redemption or repurchase of any Acquiring Fund Shares credited to Acquired Fund Record Holders in respect of the Acquired Fund Shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to the Custodian for cancellation. Any transfer taxes payable upon issuance of Acquiring

Fund Shares in a name other than the name of the Acquired Fund Record Holder on the books of the Acquiring Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5. Acquired Fund Securities. The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s portfolio investments as of the date of execution of this Agreement. The Acquired Fund may sell any of these investments and will confer with the Acquiring Fund with respect to investments for the Acquired Fund. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund’s investment objectives, policies, and restrictions and a list of the investments, if any, on the list referred to in the first sentence of this paragraph 5 that do not conform to such objectives, policies, and restrictions. In the event that the Acquired Fund holds any investments that the Acquiring Fund may not hold, the Acquired Fund will, consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of such investments prior to the Closing Date, provided, however, that in no event will the Acquired Fund be required to dispose of assets to an extent which would cause less than 50% of the historical business assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement or to take any action that is inconsistent with paragraph 8.M. below. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain any investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Acquired Fund will, if requested by the Acquiring Fund, in a manner consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of an amount of such investments sufficient to avoid violating such limitations as of the Closing Date. On the Delivery Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the securities then owned by the Acquired Fund (“Securities List”), which shall be prepared in accordance with the requirements of the Code and the regulations promulgated thereunder for specific identification tax lot accounting and which shall clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security transferred to the Acquiring Fund. The records from which the Securities List will be prepared shall be made available by the Acquired Fund prior to the Closing Date for inspection by the Acquiring Fund’s treasurer or his designee or the auditors of the Acquiring Fund upon reasonable request.

6. Expenses. The Acquiring Fund and the Acquired Fund shall each be responsible for its own expenses (including legal, audit, printing and mailing, brokerage commissions and other transaction costs, taxes, and nonrecurring extraordinary items) incurred in connection with the carrying-out of this Agreement.

7. Legal Opinions.

 A. Opinion of Acquired Fund Counsel. At the Closing, the Acquired Fund shall furnish the Acquiring Fund with a written opinion with respect to certain federal income tax matters of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquiring Fund. The requirement to obtain this opinion may not be waived.

 B. Opinion of Acquiring Fund Counsel. At the Closing, the Acquiring Fund shall furnish the Acquired Fund with a written opinion a written opinion with respect to certain federal income tax matters of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquired Fund.

8. Acquired Fund Representations, Warranties, and Covenants. The Acquired Fund hereby represents and warrants to the Acquiring Fund, and covenants and agrees with the Acquiring Fund:

 A. that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquired Fund as of December 31, 2019, and for the year then ended heretofore delivered to the Acquiring Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquired Fund as of said date and for the period covered thereby;

 B. that the Acquired Fund will furnish to the Acquiring Fund an unaudited statement of assets and liabilities, including the schedule of portfolio investments (or a statement of net assets in lieu of a statement of assets and liabilities and a schedule of portfolio investments), and the related statement of operations and statement of changes in net assets of the Acquired Fund for the period commencing on the date following the date specified in paragraph 8.A. above and ending on June 30, 2020. These financial statements will be prepared in accordance with generally accepted accounting principles and will reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, will present fairly the financial position and results of operations of the Acquired Fund as of the dates of such statements and for the periods covered thereby;

 C. that there are no legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, overtly threatened against the Acquired Fund which would individually or in the aggregate materially affect the financial condition of the Acquired Fund or the Acquiring Fund’s ability to consummate the transactions contemplated hereby;

 D. that the execution and delivery of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of the Acquired Fund by vote taken at a meeting of the Board of Directors of the Acquired Fund duly called and held on October 26, 2020, and that the Acquired Fund will (i) take all steps necessary duly to call, give notice of, convene, and hold a meeting of the shareholders of the Acquired Fund as soon as practicable and in accordance with applicable Maryland, and federal law, for the purpose of approving this Agreement and the transactions contemplated herein and for such other purposes as may be necessary and desirable, and (ii) recommend to such shareholders the approval of this Agreement and the transactions contemplated herein and such other matters as may be submitted to such shareholders in connection with the transactions contemplated herein;

 E. that from the date of this Agreement through the Closing Date, there shall not have been:

  (1) any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund (other than changes in the ordinary course of its business or relating to the transactions contemplated by this Agreement, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had a material adverse effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquired Fund referred to in paragraphs 8.A. and 8.B. above;

  (2) any loss (whether or not covered by insurance) suffered by the Acquired Fund materially and adversely affecting the assets of the Acquired Fund, other than depreciation of securities;

  (3) issued any option to purchase or other right to acquire stock of the Acquired Fund of any class granted by the Acquired Fund to any person (excluding sales in the ordinary course and a dividend reinvestment program);

  (4) any indebtedness incurred by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund, except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

  (5) any amendment to the Articles of Incorporation or By-Laws of the Acquired Fund except to effectuate the transactions contemplated hereunder or otherwise as disclosed in writing to the Acquiring Fund; or

  (6) any grant or imposition of any lien, claim, charge, or encumbrance upon any asset of the Acquired Fund except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

 F. that there are no material contracts outstanding to which the Acquired Fund is bound other than as disclosed to the Acquiring Fund;

 G. that the Acquired Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return other than with respect to all such matters which are not material individually or in the aggregate;

 H. that, as promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Acquired Fund for federal income tax purposes;

 I. that on the Closing Date the Acquired Fund will have good and marketable title to the assets of the Acquired Fund to be conveyed hereunder, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities whatsoever, and full right, power, and authority to sell, assign, transfer, and deliver such assets and shall deliver such assets to the Acquiring Fund as set forth in paragraph 1.A. hereof. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities, except as to adverse claims of which the Acquiring Fund has notice at or prior to the time of delivery. Except as set forth on the Securities List, none of the securities comprising the assets of the Acquired Fund will be “restricted securities” under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (“Commission”) thereunder;

 J. that the Proxy Statement/Prospectus (hereinafter defined) at the time of delivery by the Acquired Fund to all shareholders of record on November 30, 2020, to notify shareholders of this transaction, on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, will conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquiring Fund to the Acquired Fund;

 K. that the Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of its Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound and that this Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

 L. that the Acquired Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a) of the Code; and

 M. that the Acquired Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end company.

9. Acquiring Fund Representations, Warranties, and Covenants. The Acquiring Fund hereby represents and warrants to the Acquired Fund, and covenants and agrees with the Acquired Fund:

 A. that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquiring Fund as of December 31, 2019, and for the year then ended heretofore delivered to the Acquired Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquiring Fund as of said date and for the period covered thereby;

 B. that there are no legal, administrative, or other proceedings pending or, to its knowledge, overtly threatened against the Acquiring Fund which would individually or in the aggregate materially affect the financial condition of the Acquiring Fund’s ability to consummate the transactions contemplated hereby;

 C. that the execution and delivery of this Agreement by the Acquiring Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of the Acquiring Fund by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on October 26, 2020, and that the Acquired Fund will (i) take all steps necessary duly to call, give notice of, convene, and hold a meeting of the shareholders of the Acquired Fund as soon as practicable and in accordance with applicable Maryland, and federal law, for the purpose of approving this Agreement and the transactions contemplated herein and for such other purposes as may be necessary and desirable, and (ii) recommend to such shareholders the approval of this Agreement and the transactions contemplated herein and such other matters as may be submitted to such shareholders in connection with the transactions contemplated herein;

 D. that from the date of this Agreement through the Closing Date, there shall not have been any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had an adverse material effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquiring Fund referred to in paragraph 9.A. and 9.B. above;

 E. that the Acquiring Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end diversified company;

 F. that the shares of the Acquiring Fund to be issued pursuant to paragraph 1.A. will be duly registered under the 1933 Act by the Registration Statement (hereinafter defined) in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

 G. that the Acquiring Fund Shares are duly authorized and validly issued and are fully paid, nonassessable, and free of any preemptive rights and conform in all material respects to the description thereof contained in the Proxy Statement/Prospectus as in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4. above;

 H. that the Acquiring Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of the Acquiring Fund’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound, and that this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

 I. that the Acquiring Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a) of the Code;

 J. that the Acquiring Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state, and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return, other than with respect to all such matters those which are not material individually or in the aggregate;

 K. that the Proxy Statement/Prospectus at the time of delivery by the Acquired Fund to its shareholders to inform shareholders of this transaction, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, as amended or as supplemented if it shall have been amended or supplemented, and the Registration Statement on the effective date thereof, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4. above, will conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquired Fund to the Acquiring Fund; and

 L. the current prospectus and statement of additional information of the Acquiring Fund (copies of which are available) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

10. Certain Conditions.

 Unless waived by the parties in writing in their sole discretion, all obligations of the parties hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

 A. Registration Statement and Proxy Statement/Prospectus. The Acquiring Fund will file a registration statement on Form N-14 with the Commission under the 1933 Act in order to register the Acquiring Fund Shares to be issued hereunder. Such registration statement in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such registration statement as amended, is referred to herein as the “Registration Statement.” The Acquired Fund will file a preliminary proxy statement with the Commission under the 1940 Act and the 1933 Act, relating to this Agreement and the transactions herein contemplated, in the form of a combined proxy Statement and prospectus and related statement of additional information included in the Registration Statement. The combined proxy Statement and prospectus and related statement of additional information that is first filed pursuant to Rule 497(b) under the

1933 Act is referred to herein as the “Proxy Statement/Prospectus.” The Acquiring Fund and the Acquired Fund each will exert reasonable efforts to cause the Registration Statement to become effective under the 1933 Act as soon as practical and agree to cooperate in such efforts. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Proxy Statement/Prospectus to be delivered to the shareholders of the Acquired Fund entitled to vote on the transactions contemplated by this Agreement at least 20 days prior to the date of the meeting of shareholders called to act upon such transactions.

 B. Shareholder Approval. The obligations of the Acquired Fund under this Agreement shall be subject to the shareholders of the Acquired Fund duly approving the execution and delivery of this Agreement and the transactions contemplated herein.

 C. Pending or Threatened Proceedings. On the Closing Date, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

 D. Appropriate Articles. The Acquired Fund shall execute and cause to be filed with the Maryland State Department of Assessments and Taxation, such articles of transfer, articles supplementary or other documents, as necessary to eliminate designation of the Acquired Fund, as appropriate.

 E. Declaration of Dividend. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund shareholders all of the investment company taxable income and realized capital gain for all taxable periods of the Acquired Fund which are required to be distributed to avoid federal income or excise tax applicable to regulated investment companies.

 F. State Securities Laws. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

 G. Performance of Covenants. Each party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Date and the Closing Date.

 H. Representations and Warranties. The representations and warranties of each party set forth in this Agreement will be true and correct on the

Closing Date, and each party shall deliver to the other a certificate of a duly authorized officer of such party to that effect.

11. Notices. All notices, requests, instructions, and demands in the course of the transactions herein contemplated shall be in writing addressed to the respective parties as follows and shall be deemed given: (i) on the next day if sent by prepaid overnight courier and (ii) on the same day if given by hand delivery or telecopy.

 If to the Acquiring Fund or Acquired Fund:

 David Oestreicher, Esquire
 T. Rowe Price Associates, Inc.
 100 East Pratt Street
 Baltimore, Maryland 21202
 Fax Number (410) 345-6575

 with a copy to:

 Margery K. Neale, Esquire
 Willkie Farr & Gallagher LLP
 787 Seventh Avenue
 New York, New York 10019
 Fax Number (212) 728-9138

or to such other address as the parties from time to time may designate by written notice to all other parties hereto.

12. Termination and Postponement.

 A. This Agreement may be terminated or postponed by the Acquiring Fund or the Acquired Fund at any time, before or after approval by the shareholders of the Acquired Fund, upon the giving of written notice to the other, if the conditions specified in paragraphs 8., 9., and 10. have not been performed or do not exist on or before December 31, 2021 or to the extent permitted by law.

 B. In the event of termination of this Agreement pursuant to paragraph 12.A. of this Agreement, neither party (nor its officers, or directors) shall have any liability to the other.

13. Exhibits. All Exhibits shall be considered as part of this Agreement.

14. Miscellaneous. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland. The Acquired Fund and the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Acquired Fund and the Acquiring Fund agree that no party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three years thereafter. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders. This agreement is signed when a party’s signature is delivered by facsimile, email, or other electronic medium. These signatures must be treated in all respects as having the same force and effect as original signatures.

15. Amendments. The Acquired Fund and the Acquiring Fund by mutual consent of their Boards of Directors or authorized committees or officers may amend this Agreement in such manner as may be agreed upon; provided, however, that after the requisite approval of the shareholders of the Acquired Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner which would materially and adversely affect the rights of such shareholders without their further approval.

16. Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17. Liability.

 A. The Acquired Fund and the Acquiring Fund acknowledge and agree that all obligations of the Acquired Fund under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Acquired Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

 B. The Acquiring Fund and the Acquired Fund acknowledge and agree that all obligations of the Acquiring Fund under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and by their officers thereunto duly authorized, as of the day and year first above written.

WITNESS:	T. ROWE PRICE GROWTH & INCOME FUND, INC., on behalf of the T. Rowe Price Growth & Income Fund
__________________________ Shannon Hofher Rauser	_____________________ (SEAL) Fran Pollack-Matz Title: Vice President and Secretary

WITNESS:	T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC., on behalf of the T. Rowe Price U.S. Large-Cap Core Fund
_________________________ Shannon Hofher Rauser	_____________________ (SEAL) David Oestreicher Title: Director, Principal Executive Officer, and Executive Vice President

T. ROWE PRICE U.S. LARGE-CAP CORE FUND

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

January 4, 2021

This Statement of Additional Information (“SAI”) relates to the proposed reorganization (“Reorganization”) of the T. Rowe Price Growth & Income Fund (the “Growth & Income Fund”) will be reorganized into the T. Rowe Price U.S. Large-Cap Core Fund (the “U.S. Large-Cap Core Fund”). T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as investment adviser to both Funds.

This SAI sets forth information that may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Proxy Statement and Prospectus, dated January 4, 2021, of the Funds. As described in the Combined Proxy Statement and Prospectus, the Reorganization would involve the transfer of substantially all the assets and liabilities of the Growth & Income Fund in exchange for Investor Class and I Class shares of the U.S. Large-Cap Core Fund. The Growth & Income Fund would distribute the Investor Class or I Class shares of the U.S. Large-Cap Core Fund it receives to its Investor Class and I Class shareholders in complete liquidation of the Growth & Income Fund.

This SAI is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus. This SAI and the Combined Proxy Statement and Prospectus have been filed with the Securities and Exchange Commission. Copies of the Combined Proxy Statement and Prospectus are available upon request and without charge by writing to the U.S. Large-Cap Core Fund at 100 East Pratt Street, Baltimore, Maryland 21202, or by calling 1-800-541-5910.

The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the prospectuses and Statement of Additional Information of the Growth & Income Fund and U.S. Large-Cap Core Fund, other material incorporated by reference and other information regarding the Growth & Income Fund and U.S. Large-Cap Core Fund.

TABLE OF CONTENTS

I. Additional Information About the Growth & Income Fund and the U.S. Large-Cap Core Fund	63
II. Documents Incorporated by Reference	63
III. Pro Forma Financial Information	63

I. ADDITIONAL INFORMATION ABOUT THE
GROWTH & INCOME FUND AND THE U.S. LARGE-CAP CORE FUND

FOR THE GROWTH & INCOME FUND: The Statement of Additional Information for the Growth & Income Fund, dated October 28, 2020, as filed with the Securities and Exchange Commission on October 28, 2020, is incorporated by reference.

FOR THE U.S. LARGE-CAP CORE FUND: The Statement of Additional Information for the U.S. Large-Cap Core Fund, dated October 28, 2020, as filed with the Securities and Exchange Commission on October 28, 2020, is incorporated by reference.

The Statement of Additional Information for the Growth & Income Fund and U.S. Large-Cap Core Fund is available without charge through troweprice.com or by calling 1-800-541-5910.

II. DOCUMENTS INCORPORATED BY REFERENCE

This SAI incorporates by reference

(i) the financial statements and report of the independent registered public accounting firm for the Funds as contained in each Fund’s Annual Report for the year ended December 31, 2019, each as filed with the Securities and Exchange Commission on February 19, 2020, and

 (ii) the unaudited financial statements for each Fund as contained in each Fund’s Semiannual Report for the period ended June 30, 2020, each as filed with the Securities and Exchange Commission on August 20, 2020. Each of these reports contains historical financial information regarding the Funds and is available without charge at troweprice.com or by calling 1-800-541-5910.

PricewaterhouseCoopers LLP, located at 100 East Pratt Street, 26th Floor, Baltimore, MD 21202, is the Independent Registered Public Accounting Firm to the Funds, providing audit and tax return review of various Securities and Exchange Commission filings.

III. PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information set forth below, as of the six months ended June 30, 2020 and the year ended December 31, 2019, is intended to present financial information as if the acquisition of T. Rowe Price Growth & Income Fund (the “Acquired Fund”) by T. Rowe Price U.S. Large-Cap Core Fund (the “Acquiring Fund”) had been consummated at January 1, 2019. The resulting fund is referred to herein as the “Combined Fund.” The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund, which are available in each fund’s respective annual and semiannual shareholder reports.

Note 1 — Reorganization

The Reorganization would be accomplished by the transfer of substantially all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for Investor Class shares and I Class shares of the Acquiring Fund and the distribution of such shares to the corresponding class of shareholders of the Acquired Fund, in complete liquidation of the Acquired Fund followed by the termination of the Acquired Fund.

The Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund, or their respective shareholders as a direct result of the Reorganization. In accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), for financial reporting purposes, the historical cost basis of the investments received from the Acquired Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (the Acquiring Fund) with amounts distributable to shareholders for tax purposes. The Acquiring Fund is deemed to be the “accounting survivor” in connection with the applicable Reorganization. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the applicable Reorganization.

The investment objectives of the Acquired Fund and the Acquiring Fund are relatively similar. The Growth & Income Fund’s investment objective is long-term capital growth and current income primarily through investments in stocks, and the Acquiring Funds’ investment objective is long-term capital growth. The Combined Fund will continue to use the Acquiring Fund’s investment objective. The funds have substantially similar investment programs; however, due to the inclusion of the terms “U.S.” and “large-cap” in the Acquiring Fund’s name, it has a policy requiring it to invest at least 80% of its net assets in the stocks of large-cap U.S. companies. Although the Acquired Fund is not required under relevant SEC rules to adopt a similar policy, the Acquired Fund currently has approximately 91% of its holdings in U.S. large-cap core securities. In addition, the Acquired Fund and Acquiring Fund have almost identical portfolios as of June 30, 2020; and approximately 95% of the Acquired Fund’s holdings are anticipated to transfer to the Acquiring Fund. The remaining 5% of the Acquired Fund’s portfolio will be sold and repurchased by the Acquiring Fund, which is related to investment in a mutual fund money market that will be sold and transferred as cash.

The net assets of Acquired Fund, Acquiring Fund, and the resulting Combined Fund as of October 31, 2020 are as follows:

As of date:	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Combined Fund
October 31, 2020	T. Rowe Price Growth & Income Fund	T. Rowe Price U.S. Large-Cap Core Fund
	$2,401,765,310	$1,862,614,618	$(72,500)	$4,264,307,428

Note 2 — Accounting Policies

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. The Acquiring Fund will be the accounting and performance survivor after the Reorganization. No significant changes to any contracts of the Acquiring Fund are expected as a result of the Reorganization.

The Acquired Fund’s and Acquiring Fund’s financial instruments are valued and each class’s net asset value (“NAV”) per share is computed at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The Acquired Fund’s and Acquiring Fund’s financial instruments are reported at fair value, which U.S. GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T Rowe Price Valuation Committee (the “Valuation Committee”) is an internal committee that has been delegated certain responsibilities by the Acquired Fund’s and Acquiring Fund’s Board of Directors (the “Board”) to ensure that financial instruments are appropriately priced at fair value in accordance with U.S. GAAP and the Investment Company Act of 1940. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters. These policies will not change as a result of the Reorganization.

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to expenses made to the Combined Fund’s financial information. The information for Reorganization is for the six months ended June 30, 2020 and the year ended December 31, 2019, as if the Reorganization had been in effect on January 1, 2019, using the fees and expenses information of the Acquiring Fund shown in the Information Statement/Prospectus and the actual fees and expenses of the Acquired Fund. The pro forma information has been prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

The Acquired Fund and Acquiring Fund are each managed by T. Rowe Price Associates, Inc. (“Price Associates”). For its services, Price Associates receives an annual investment management fee of 0.54% (comprising an individual fee of 0.25%, and a group fee, which was 0.29% as of June 30, 2020) of average daily net assets from the Acquired Fund and from the Acquiring Fund.

With respect to the Acquiring Fund, effective March 1, 2021, Price Associates has contractually agreed to permanently waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement), through at least April 30, 2023, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets to exceed 0.64%.

The I Class for each of the Acquired Fund and Acquiring Fund is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05%. Under the I Class Limit agreement, the I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver. This agreement for both funds will continue through April 30, 2023, and may be renewed, revised, or revoked only with approval of the fund’s Board.

In addition, the funds have entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates provides certain accounting and administrative services; T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the funds’ transfer and dividend-disbursing agent; and T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the funds. There is no anticipated change to such fees as a result of the Reorganization and, therefore, these expenses are not reflected in the pro forma information presented below.

Fee and Expense Increase/(Decrease)
($000s)	Six Months Ended June 30, 2020	Year Ended December 31, 2019

Custody and accounting expense (1)	$(75)	$(151)
Legal and audit expense (1)	(13)	(30)
Registration fees (2)	198	198
Other Expenses (1)	(10)	(18)
Reimbursement (3)	(548)	(546)
Total Pro Forma Net Expense Adjustment	(448)	$(547)

1 Reflects the impact of the reduction of fees charged on a per fund basis that would not be incurred by the Combined Fund.

2 Reflects the increase in 24f-2 fees related to additional assets from the Acquired Fund.

3 Reflects amounts that would be waived or reimbursed due to the implementation of a 0.64% expense limitation in the Investor Class of the Acquiring Fund, which will be effective March 1, 2021, had it been in effect as of January 1, 2019. This change was approved by the Acquiring Fund’s Board of Directors in contemplation of the Reorganization and is expected to have a continuing impact on the Combined Fund. This class expense limitation agreement will continue until at least April 1, 2023, and may be renewed, revised, or revoked only with approval of the fund’s Board. The Investor Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Note 4 — Reorganization Costs

Acquired Fund and Acquiring Fund shall be allocated its own fees and expenses associated with the proposed reorganization, including professional fees and expenses associated with the printing and mailing of the Information Statement. Price Associates estimates that expenses for the Reorganizations will be approximately $57,750 and $14,750 for the Acquired Fund and Acquiring Fund, respectively. These costs represent management’s estimate of professional services fees, and any printing costs and mailing charges related to the Reorganization and will be paid by the funds.

Note 5 — Capital Loss Carryforwards

The Growth & Income Fund and U.S. Large-Cap Core Fund had no capital loss carryforwards as of June 30, 2020.

C00-057 1/4/21

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

http://www.meetingcenter.io/286036125,

on February 26, 2021 at 8:00 a.m. Eastern Time.

To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The password for this meeting is TRGI2021.

Please detach at perforation before mailing.

T. ROWE PRICE GROWTH & INCOME FUND (the “Fund”)

(a series of T. Rowe Price Growth & Income Fund, Inc.)

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 26, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature on the reverse side, I appoint Fran Pollack-Matz and David Oestreicher as proxies to vote all the shares of the Fund that I am entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: http://www.meetingcenter.io/286036125 on February 26, 2021, at 8:00 a.m., Eastern time, and at any adjournments of the meeting. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The Password for this meeting is TRGI2021. Ms. Pollack-Matz and Mr. Oestreicher may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Ms. Pollack-Matz and Mr. Oestreicher to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL. Please refer to the Proxy Statement for more information about attending the Virtual Meeting.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

TRP_31754_102820

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

Important Notice Regarding the Availability of Proxy Materials for the

Special Shareholder Meeting of the T. Rowe Price Growth & Income Fund to be held virtually on February 26, 2021.

The Combined Proxy Statement and Prospectus for this meeting is available at:

https://www.proxy-direct.com/trp-31754

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF THIS PROXY CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: X

+
A. Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.	For	Against	Abstain

1. A proposal to approve an Agreement and Plan of Reorganization (“Plan”) relating to the proposed reorganization of the T. Rowe Price Growth & Income Fund (the “Growth & Income Fund”), a series of T. Rowe Price Growth & Income Fund, Inc., into the T. Rowe Price U.S. Large-Cap Core Fund (the “U.S. Large-Cap Core Fund”), a series of T. Rowe Price U.S. Large-Cap Core Fund, Inc. The Plan provides for the transfer of substantially all of the assets and liabilities of the Investor Class and I Class of the Growth & Income Fund to the U.S. Large-Cap Core Fund in exchange for Investor Class and I Class shares (respectively) of the U.S. Large-Cap Core Fund, and the distribution of the Investor Class and I Class shares of the U.S. Large-Cap Core Fund to the shareholders of the Growth & Income Fund’s Investor Class and I Class, respectively, in liquidation of the Growth & Income Fund.

	☐	☐	☐
2. To transact such other business as may properly come before the Shareholder Meeting and any adjournments or postponements thereof.

B. Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy)—Please print date below	Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box
/ /

xxxxxxxxxxxxxx	TRP 31754	M xxxxxxxx +

T. Rowe Price Funds WO# 31754 - TOUCH-TONE TELEPHONE VOTING SCRIPT
** PROXY CARD ** IVR Revision 10/28/20
WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
"Thank you for calling the proxy voting line.
Before you can vote, I'll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
"Next, located in the un-shaded box is an 8 digit number. Please enter this number now."

THEN YOU HEAR:
"Thank you. Please hold while I validate those numbers."

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:
"Okay, you'll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote "FOR" the proposal."

IF THE CUSTOM GREETING IS APPROVED, THE SHAREHOLDER WILL HEAR THE FOLLOWING CUSTOM SPEECH:
"Okay, you'll be voting your proxy for shares in the T. Rowe Price Growth & Income Fund. The Board Recommends a vote "FOR" the proposal."

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
“I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again.”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
"I'm about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let's begin…"

THEN, MATCHING THE SHAREHOLDER'S PROXY CARD, THEY WILL BE PROMPTED FOR VOTING AS FOLLOWS:
"PROPOSAL 1 : "To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3"

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
"Okay, you've finished voting but your vote has not yet been recorded."
"To hear a summary of how you voted, press 1; To record your vote, Press 2."

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
"Please note your vote will be cast automatically should you decide to hang up during the summary." "You've elected to vote as follows..."
[THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
"If this is correct, press 1; Otherwise, press 2. If you'd like to hear the information again press # (pound)."

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote."
THEN THEY HEAR:

"Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now."

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
"Okay, lets change your vote." [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER'S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

"Before you can vote, I'll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now."

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting, goodbye."

Vote Your Shares Today - T. Rowe Price Funds Special Meeting of Shareholders

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Dear Shareholder:

Thank you for choosing electronic delivery of your T. Rowe Price Fund(s) documents. You are receiving this email because you consented to receive your proxy materials online. This email provides the information you will need to view the proxy materials online, access your proxy card, and vote your shares.

The Special Shareholder Meeting of the T. Rowe Price Growth & Income Fund will take place at 8:00 a.m. ET, Friday, February 26, 2021. As the T. Rowe Price Funds are owned by the shareholders, your participation as a shareholder in the proxy process is extremely important. For your convenience, electronic versions of the Combined Proxy Statement and Prospectus, and Sample Ballot are available at the below website for you to view or download.

https://www.proxy-direct.com/trp-31754

After you have reviewed the materials, please submit your vote promptly. Voting promptly can help limit additional costs to the Funds associated with soliciting your vote.

VOTING YOUR PROXY ONLINE

Online voting is a convenient and secure way to vote your proxy. You may access your proxy card and vote your proxy by clicking on the link(s) provided below. The link will take you directly to the proxy voting site where you can submit your vote.

The control number and security code shown below will auto-populate when you click on the link(s) provided.

Test Fund Name 1 Control Number: 00099999000000

Security Code: 99999999

Click Here to Vote

You also can visit https://www.proxy-direct.com and enter your control numbers and security code exactly as they appear above. If multiple control numbers and security codes appear, you will need to vote each individually in order to capture your vote on all accounts.

If you have any questions about the proxy materials or the proposals, or if you wish to request a paper copy of the proxy materials, please call us at 1-800-537-6172 or email us at info@troweprice.com.

Because regulations require that each fund receive a certain number of votes, you may be contacted by email or phone if your vote is not received. These calls and emails will cease as soon as your vote is recorded.

Thank you for investing with T. Rowe Price Funds.

Sincerely,

Computershare Funds Services

Independent Tabulator for the Special Shareholder Meeting of the T. Rowe Price Growth & Income Fund

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Copyright 2020, T. Rowe Price Investment Services, Inc., Distributor. All rights reserved.

CRTLHH5L4 II

202008-1300197

PART C

OTHER INFORMATION

Item 15. Indemnification

The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. (“Manager”), and its subsidiaries and affiliates and all other investment companies in the T. Rowe Price family of mutual funds as listed in Item 31 of the Registrant’s Registration Statement filed as Amendment No. 25 dated April 28, 2020. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

General. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; provided, however, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article X, Section 10.01 of the Registrant’s By-Laws provides as follows:

Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual (“Indemnitee”) who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys’ fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation’s Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”).

Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

 (i) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a) the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

 (i) a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Section 10.02. Insurance of Officers, Directors, Employees, and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a) Articles of Incorporation of Registrant, dated April 16, 2009 (electronically filed with initial Registration Statement dated April 24, 2009)

(1)(b) Articles Supplementary of Registrant on behalf of T. Rowe Price U.S. Large-Cap Core Fund—I Class dated October 17, 2016 (electronically filed with Amendment No. 15 dated November 28, 2016)

(1)(c) Articles Supplementary of Registrant on behalf of T. Rowe Price U.S. Large-Cap Core Fund—Z Class dated February 17, 2020 (electronically filed with Amendment No. 23 dated February 26, 2020)

(2) By-Laws of Registrant, as amended October 17, 2011 and July 25, 2018 (electronically filed with Amendment No. 21 dated April 29, 2019)

(3) Inapplicable

(4) Form of Agreement and Plan of Reorganization dated _______, 2020 is attached as Exhibit A to the Combined Proxy Statement and Prospectus and is incorporated herein by reference to Exhibit (4) of the Registrant’s Registration Statement on Form N-14 dated November 9, 2020 (to be filed by amendment)

(5) Inapplicable

(6) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc. dated April 22, 2009 (electronically filed with Amendment No. 1 dated June 19, 2009)

(7)(a) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. dated April 22, 2009 (electronically filed with Amendment No. 1 dated June 19, 2009)

(7)(b) Amendment to Underwriting Agreements between Each T. Rowe Price Fund listed on Schedule A and T. Rowe Price Investment Services, Inc., dated February 6, 2017 (electronically filed with Amendment No. 19 dated April 26, 2018)

(8) Inapplicable

(9)(a) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, June 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2010, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, February 5, 2018, August 9, 2018, April 5, 2019, April 15, 2019, August 26, 2019, November 15, 2019, February 13, 2020, and October 16, 2020 (to be filed by amendment)

(9)(b) Global Custody Agreement between JPMorgan Chase Bank and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003, October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, October 1, 2009, October 20, 2009, December 16, 2009, February 10, 2010, April 29, 2010, July 21, 2010, February 3, 2011, April 21, 2011, July 29, 2011, October 17, 2011, February 8, 2012, April 24, 2012, February 5, 2013, March 5, 2013, July 24, 2013, December 10, 2013, February 4, 2014, July 17, 2014, December 22, 2014, July 31, 2015, February 26, 2016, April 21, 2016, July 15, 2016, July 26, 2016, May 1, 2017, July 28, 2017, September 25, 2017, October 13, 2017, December 15, 2017, February 1, 2018, May 1, 2018, October 1, 2018, January 25, 2019, August 30, 2019, October 3, 2019, January 30, 2020, and September 9, 2020 (to be filed by amendment)

(10)(a) Rule 12b-1 Plan for the T. Rowe Price U.S. Large-Cap Core Fund–Advisor Class dated June 26, 2009 (electronically filed with initial Registration Statement dated April 24, 2009)

(10)(b) Form of Selling Agreement to be used by T. Rowe Price Investment Services, Inc. (electronically filed with initial Registration Statement dated April 24, 2009)

(10)(c) Rule 18f-3 Plan for the T. Rowe Price U.S. Large-Cap Core Fund and T. Rowe Price U.S. Large-Cap Core Fund–Advisor Class dated June 26, 2009 (electronically filed with initial Registration Statement dated April 24, 2009)

(10)(d) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price U.S. Large-Cap Core Fund, T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class, and T. Rowe Price U.S. Large-Cap Core Fund—I Class dated November 29, 2016 (electronically filed with Amendment No. 15 dated November 28, 2016)

(10)(e) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price U.S. Large-Cap Core Fund, T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class, T. Rowe Price U.S. Large-Cap Core Fund—I Class, and T. Rowe Price U.S. Large-Cap Core Fund—Z Class dated February 18, 2020 (electronically filed with Amendment No. 25 dated April 28, 2020)

(11) Opinion of Counsel as to the legality of securities – is filed herewith as Exhibit (11)

(12) Opinion and Consent of Willkie Farr & Gallagher LLP with respect to tax consequences (to be filed by amendment)

(13)(a)  Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2020, as amended May 6, 2020 and October 13, 2020 (to be filed by amendment)

(13)(b) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2014, as amended February 4, 2014, April 29, 2014, November 1, 2014, December 29, 2014, January 20, 2015, July 1, 2015, and July 27, 2015 (electronically filed with Amendment No. 13 dated April 27, 2016)

(13)(c) Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds for Fund Accounting and Related Administrative Services, dated August 1, 2015, as amended November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, October 25, 2016, April 18, 2017, July 17, 2017, October 30, 2017, August 9, 2018, August 1, 2019, June 5, 2020, and October 5, 2020 (to be filed by amendment)

(13)(d) Fund Accounting Agreement between T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon, dated August 1, 2015, as amended December 9, 2015, February 23, 2016, April 27, 2016, April 30, 2016, July 19, 2016, August 1, 2016, September 28, 2016, October 25, 2016, December 22, 2016, May 9, 2017, July 17, 2017, October 1, 2017, October 30, 2017, June 21, 2018, June 22, 2018, October 1, 2018, November 27, 2018, August 26, 2019, June 5, 2020, and October 5, 2020 (to be filed by amendment)

(13)(e) Fund Accounting Agreement Side Letter between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds in connection with the Fund Accounting Agreement between the T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon dated February 28, 2017, as amended April 18, 2017, July 17, 2017, October 30, 2017, August 9, 2018, August 30, 2019, June 5, 2020, and October 5, 2020 (to be filed by amendment)

(13)(f) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the T. Rowe Price Funds, dated January 1, 2020, as amended May 6, 2020 and October 13, 2020 (to be filed by amendment)

(13)(g) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and Registrant on behalf of the T. Rowe Price U.S. Large-Cap Core Fund—I Class, dated November 29, 2016 (electronically filed with Amendment No. 15 dated November 28, 2016)

(13)(h) Securities Lending Agreement Amendments between each of the T. Rowe Price Funds listed on Appendix 4 and JPMorgan Chase Bank, N.A., dated April 11, 1995, as amended September 24, 2014, November 24, 2014, and February 1, 2016 (electronically filed with Amendment No. 17 dated April 26, 2017)

(13)(i) Amendments to the Amended and Restated Securities Lending Authorization Agreement between each of the T. Rowe Price Funds listed on Schedule B and State Street Bank and Trust Company, dated January 30, 2012, as amended January 22, 2013, September 24, 2014, January 30, 2015, August 1, 2015, October 27, 2015, and February 23, 2016 (electronically filed with Amendment No. 17 dated April 26, 2017)

(13)(j) Expense Fee Waiver Agreement between T. Rowe Price Associates, Inc. and each of the funds listed on Exhibit A dated October 28, 2019 (electronically filed with Amendment No. 23 dated February 26, 2020)

(13)(k) Expense Limitation and Management Fee Waiver Agreement between T. Rowe Price Associates, Inc., and each of the T. Rowe Price Funds listed on Schedules 1 and 2 of the Agreement, dated May 4, 2020, as amended July 30, 2020 and October 26, 2020 (to be filed by amendment)

(14) Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

(15) Inapplicable

(16) Power of Attorney

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees that, in response to Exhibit 12 required by Item 16, the Opinion and Consent of Counsel - Willkie Farr & Gallagher LLP, regarding certain tax matters, is filed as part of an amendment to the registration statement

As required by the Securities Act of 1933, this Registrant Statement has been signed on behalf of the Registrant, in the City of Baltimore, and State of Maryland, on the 9th day of November, 2020.

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.

/s/David Oestreicher

By: David Oestreicher

Director and Executive Vice President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/David Oestreicher	Director (Principal Executive Officer)	November 9, 2020
David Oestreicher	and Executive Vice President

/s/Alan S. Dupski	Treasurer and Vice President	November 9, 2020
Alan S. Dupski	(Principal Financial Officer
and Principal Accounting Officer)

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Teresa Bryce Bazemore	Director	November 9, 2020

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Ronald J. Daniels	Director	November 9, 2020

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Bruce W. Duncan	Director	November 9, 2020

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Robert J. Gerrard, Jr.	Chairman of the Board	November 9, 2020
and Director

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Paul F. McBride	Director	November 9, 2020

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Cecilia E. Rouse	Director	November 9, 2020

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John G. Schreiber	Director	November 9, 2020

/s/Robert W. Sharps	Director	November 9, 2020
Robert W. Sharps

*/s/David Oestreicher	Attorney-In-Fact	November 9, 2020
David Oestreicher